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                                                                     EXHIBIT 4.5

                                                                  EXECUTION COPY

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                  AMENDED AND RESTATED BUILD TO SUIT AGREEMENT

                           ENTERED INTO BY AND BETWEEN

                        MATC CELULAR, S. DE R.L. DE C.V.

                                       AND

                      GRUPO IUSACELL CELULAR, S.A. DE C.V.

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                     AMENDED AND RESTATED BUILD TO SUIT AND
                           SITE DEVELOPMENT AGREEMENT

           -----------------------------------------------------------

         THIS AMENDED AND RESTATED BUILD-TO-SUIT AND SITE DEVELOPMENT AGREEMENT (the "AGREEMENT"), is made and entered into as of this 16th day of May, 2002, by and between GRUPO IUSACELL CELULAR, S.A. DE C.V. (f/k/a Grupo Iusacell, S.A. de C.V.), for and on behalf of itself and its Affiliates ("CLIENT"), and MATC CELULAR, S. DE R.L. DE C.V. ("MATC CELULAR").

                                    RECITALS

I.       RECITALS OF CLIENT.  Client recites that:

                  (a) It is a corporation duly incorporated and validly existing under the laws of Mexico, with the power and authority to enter into this Agreement and to comply with its covenants and obligations as set forth hereunder, as evidenced by Public Deed No. 33,275 granted on October 6, 1992, before Public Notary No. 1 of the Federal District, Lic. Roberto Nunez y Bandera, duly registered at the Public Registry of Commerce of the Federal District, Mexico, under Commercial No. 168528, on November 27, 1992.

                  (b) Its representative is duly authorized and has the required legal capacity to enter into this Agreement on its behalf, and that his authority has not been modified, restricted, revoked or otherwise amended since the date on which it was granted, as evidenced by Public Deed No. 3,849 granted on June 26, 2001, before Public Notary No. 212 of the Federal District, Lic. Francisco Hugues Velez, which first copy is duly registered at the Public Registry of Commerce of the Federal District, Mexico, under Commercial No. 168528, on July 4, 2001.

                  (c) The terms and conditions of this Agreement do not contravene any of its obligations under any agreements, permits, concessions and/or authorizations to which it is a party and therefore does not constitute a breach of any of such agreements, permits, concessions and/or authorizations.

II.      RECITALS OF MATC CELULAR.  MATC Celular recites that:

                  (a) It is a corporation duly incorporated and validly existing under the laws of Mexico, with the power and authority to enter into this Agreement and to comply with its covenants and obligations as set forth hereunder, as evidenced by Public Deed No. 43,972 granted on October 5, 1999, before Public Notary No. 1 of the Federal District, Roberto Nunez y Bandera, is duly registered at the Public Registry of Commerce of Mexico City, Mexico under Commercial No. 253,584, on October 27, 1999.

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                  (b)      Its representatives are duly authorized and have the
         full legal capacity to execute this Agreement on its behalf, and that their authority has not been modified, restricted, revoked or otherwise amended since the date on which it was granted, as evidenced by Public Deed No. 43,972 granted on October 5, 1999, before Public Notary No. 1 of the Federal District, Roberto Nunez y Bandera, which first copy is duly registered at the Public Registry of Commerce of Mexico City, Mexico under Commercial No. 253,584, on October 27, 1999.

                  (c) It has the necessary resources to perform the Services and construction obligations hereunder, subject to the Specifications, under terms of this Agreement.

                  (d) The terms and conditions of this Agreement do not contravene any of its obligations under any agreements, permits, concessions and/or authorizations to which it is a party and therefore does not constitute a breach of any of such agreements, permits, concessions and/or authorizations.

III.     RECITALS OF THE PARTIES

                  (a) MATC Celular and Client have previously entered into a Build-to-Suit and Site Development Agreement, dated as of December 29, 1999 (the "ORIGINAL BUILD-TO-SUIT AGREEMENT"), pursuant to which Client has engaged MATC Celular to identify, construct and/or develop Build-to-Suit Sites and to identify space on MATC Existing Sites and Third Party Existing Sites.

                  (b) The parties desire to amend and restate the Original Build-to-Suit Agreement as provided herein.

                  (c) Contemporaneously with the execution and delivery of this Agreement, MATC Celular and Client have entered into that certain Amended and Restated Master Lease Agreement (the "MASTER LEASE"), relating to Client's use of Build-to-Suit Sites and MATC Existing Sites.

         For and in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

         Capitalized terms used in this Agreement and not otherwise defined shall have the respective meanings set forth in Exhibit A attached to this Agreement and incorporated herein by reference.

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                                   ARTICLE 2

                                 SCOPE OF WORK;

                              NATURE OF ENGAGEMENT

         SECTION  2.01.    SCOPE OF WORK.

                  (a) Except as set forth in Section 3.04, Client hereby engages MATC Celular for itself and on behalf of its Affiliates (i) to Acquire, develop and/or build, within Search Rings identified by Client pursuant to Section 3.01, Build-to-Suit Sites for Client or a Client Affiliate to lease from MATC Celular certain space at such Build-to-Suit Sites pursuant to the terms of the Master Lease executed simultaneously with this Agreement, (ii) to identify, investigate and develop space on Third Party Existing Sites within Search Rings identified by Client pursuant to Section 3.01, (iii) to identify, investigate and develop space on MATC Existing Sites within Search Rings identified by Client pursuant to Section 3.01, for Client or a Client Affiliate to lease from MATC Celular certain space at such MATC Existing Sites pursuant to the terms of the Master Lease executed simultaneously with this Agreement, and (iv) to perform all other Services as set forth in this Agreement, as applicable to each Site. Subject to specific exceptions provided in this Agreement, MATC Celular shall have the exclusive right to perform the foregoing Services for the Client during the Term of this Agreement within the Mexico Market. From and after December 1, 2001 until the termination or expiration of this Agreement, a minimum of eighty percent (80%) of all Towers constructed for the benefit of Client and Client's Affiliates in the Mexico Market shall be Build-to-Suit Sites constructed pursuant to the terms of this Agreement or MATC Existing Sites on which Client's Improvements and Equipment are collocated (the "CLIENT MINIMUM PERCENTAGE OBLIGATION").

                  (b) MATC Celular, in consideration of Client's commitment to lease or cause one of its Affiliates to lease space at each of the MATC Sites for Client's Improvements and Equipment, hereby accepts such engagement in accordance with the terms and conditions of this Agreement. In addition to MATC Celular's obligation to build the Build-to-Suit Sites in accordance with the Specifications, MATC Celular is responsible for each item identified as a MATC Celular responsibility in the Responsibility Matrixes attached to this Agreement as Exhibits B-1 (for Build-to-Suit Sites), B-2 (for MATC Existing Sites) and B-3 (for Third Party Existing Sites), and incorporated herein by reference. Any actions, materials, payments or reports which are not specifically listed on such schedules as the responsibility of MATC Celular shall be Client's responsibility. The payment for such additional services shall be allocated in accordance with Section 2.02.

                  (c) Client represents and warrants that as of the date hereof, no Services were performed for any Client Affiliate that did not execute a joinder in accordance with Section 2.01(d). The parties hereto acknowledge and agree that prior to the commencement of any Services hereunder with respect to any of Client's Affiliates, such Affiliate(s) shall execute a joinder to this Agreement in the form attached hereto as Exhibit G and, upon such execution, the terms and conditions of this Agreement shall directly bind such Affiliate and shall not be deemed as any form of assignment or sublease of this Agreement pursuant to Section 10.02. Notwithstanding the foregoing, Client agrees that the terms and conditions of this Agreement

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shall be and are binding upon each of its Affiliates with respect to the performance of any of the Services contemplated herein. The parties hereto acknowledge and agree that any Build-to-Suit Site constructed after December 1, 2001 by MATC Celular in accordance with the terms and conditions of this Agreement on behalf of any of Client's Affiliates shall be counted as a Build-to-Suit Site for the purpose of determining the Client Minimum Percentage Obligation.

         SECTION 2.02. ALLOCATION OF SITE IDENTIFICATION AND CONSTRUCTION COSTS. MATC Celular shall be responsible for costs associated with the Services for each Site in accordance with Exhibits B-1, B-2 and B-3 (as applicable) included within the definition of the applicable Services and the construction of each Build-to-Suit Site pursuant to this Agreement in consideration for MATC's compensation for the Services as set forth in Exhibit F attached to this Agreement and incorporated herein by reference. If MATC Celular and Client agree that MATC Celular will perform services and work outside of the scope of Exhibits B-1, B-2 and B-3 (as applicable), the minimum compensation that Client (or one of its Affiliates) shall pay MATC Celular for such additional services shall be an amount equal to MATC Celular's reasonable out of pocket expenses plus twenty percent (20%). MATC Celular shall not be obligated to begin construction or incur any costs with respect to any MATC Site for which all applicable Tower Site Permits have not yet been obtained; provided, however, that in the event that Client provides MATC Celular with a written notice directing MATC Celular to commence construction prior to obtaining all required Tower Site Permits, then (a) notwithstanding anything to the contrary in this Agreement, MATC Celular shall commence such acquisition, development or construction and complete such MATC Site, (b) with respect to Build-to-Suit Sites, if all applicable Tower Site Permits have not been obtained, in MATC Celular's sole discretion and upon MATC Celular's written request received by Client prior to the expiration of the Initial Term (as defined in the Master Lease) of the applicable Site Lease, (i) Client shall pay to MATC Celular all costs and expenses incurred by MATC Celular in connection with the acquisition, development and construction of such Build-to-Suit Site, including, if applicable, any cost associated with dismantling any tower structure; provided that Client my designate a contractor for the performance of such services, subject to the reasonable approval of MATC Celular, (ii) MATC Celular and Client shall simultaneously execute any necessary and customary documents, agreements, assignments and/or other instruments by which title and rights to the Build-to-Suit Site (including, without limitation, the tower structure, real property or leasehold interest, and any tenant leases) are conveyed to Client, and (iii) even in the event of such conveyance, the affected Build-to-Suit Site shall continue to be credited towards the Client Minimum Percentage Obligation; provided further, however, that if MATC can redeploy and reuse the tower structure or any other materials at another site, then the costs and expenses for which Client shall be responsible under this sentence shall be reduced accordingly, and (c) with respect to MATC Existing Sites, in MATC Celular's sole discretion and upon MATC Celular's written request received by Client prior to the expiration of the Initial Term (as defined in the Master Lease) of the applicable Site Lease, Client shall pay to MATC Celular all costs and expenses incurred by MATC Celular in connection with the development and construction of such MATC Existing Site to the extent that such costs were incurred directly in connection with the development and preparation of the MATC Existing Site for the installation of Client's Improvements and Equipment, including, if applicable, any cost associated with removing Client's Improvements and Equipment if all applicable Tower Site Permits have not been obtained, and MATC Celular and Client shall simultaneously execute a termination of the applicable Site Lease. Except as

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otherwise mutually agreed to pursuant to Section 4.04, Client shall be responsible for the cost of installing Client's Improvements and Equipment on any Tower. The reimbursement obligations contained herein shall survive termination of this Agreement and shall remain in full force and effect for so long as the Initial Term of the applicable Site Lease remains in effect.

         SECTION 2.03. SCHEDULE. Subject to Article 8, each Site Schedule for the Completion of the Services will be determined on a Site by Site basis, in accordance with the average time frames outlined in Exhibit C-1 of this Agreement, each as may be adjusted from time to time in accordance with the terms of this Agreement on a Site-specific basis. Prior to commencing any of the Services in a particular municipality or region, MATC Celular and Client shall mutually agree to appropriate adjustments to the time frames outlined in Exhibit C-1 of this Agreement in light of regional differences in acquisition and permitting processes. If the parties do not agree on a particular Site Schedule, the disagreement shall be resolved as a dispute under Section 10.13 of this Agreement.

         SECTION 2.04. RELATIONSHIP; COMPLIANCE WITH LAWS.

                  (a) The parties agree to cooperate reasonably with each other in the performance of this Agreement. Client and MATC Celular, in the performance of this Agreement, will be acting in their individual capacities and not as employees, partners, joint venturers, agents or associates of one another. In the performance of this Agreement, MATC Celular is, and shall at all times be, an independent contractor. Nothing contained in this Agreement creates the relationship of a joint venture, partnership, association or agency between the parties. No party shall have any authority to bind or otherwise obligate the other. Persons retained by either party as employees or agents shall not be deemed to be employees or agents of the other party.

                  (b) In the performance by the parties of their respective obligations under this Agreement, each of MATC Celular and Client agree to comply with any and all applicable laws of Mexico and, as applicable, the United States. Without limiting the generality of the foregoing, MATC Celular and Client each agree, in the performance of their respective obligations hereunder, to comply with the provisions of the Foreign Corrupt Practices Act of the United States.

                  (c) Without limiting the generality of Section 2.04(b) above, in the performance by each party to this Agreement of its respective obligations hereunder, the parties recognize and acknowledge that each party hereto shall be responsible for the personnel it employs to perform its respective obligations hereunder, including, without limitation, their ordinary and extraordinary salaries, vacations, Christmas bonus (aguinaldo), seniority payments (prima de antiguedad), disability payments, severance payments, contributions to the IMSS and INFONAVIT and any other existing obligation derived from the Federal Labor Law (Ley Federal de Trabajo) (collectively, "LABOR OBLIGATIONS"). Each party shall have no responsibility for the other party's Labor Obligations or to the other party's personnel or otherwise for Labor Obligations, and each party agrees to indemnify, defend and hold harmless the other party and its respective Affiliates, and their directors, officers and employees, from and against all Losses based upon any claim arising out of its Labor Obligations.

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         SECTION 2.05. PAYMENTS. MATC Celular's compensation for the Services or any part thereof shall be as set forth in Exhibit F, "Payments", attached hereto and incorporated herein by this reference.

         SECTION 2.06. LIMITATIONS ON EXCLUSIVITY IN THE CERTAIN MEXICAN REGIONS. Notwithstanding anything to the contrary in Section 2.01, MATC Celular and Client acknowledge and agree that (a) in the event that Client (or one of its Affiliates) acquires the business and assets of another company, which was not an Affiliate of the Company as of December 29, 1999 and which business and assets are not located within the Exclusive Regions (as hereinafter defined), and, as a result of such acquisition, Client or the affected Affiliate acquires a pre-existing agreement which conflicts with or prohibits the exclusive rights granted to MATC Celular pursuant to Section 2.01, this Agreement will have no force or effect to the extent, but only to the extent, necessary to avoid conflict with the pre-existing agreement with respect to such region located outside of the Exclusive Regions, and (b) in the event that Client or one of Client's Affiliates sells its assets and/or business in any region other than any or all of the Exclusive Regions, this Agreement shall automatically terminate with respect to, and shall not be assignable to, the acquiror of such assets or business, so long as the acquiror is not an Affiliate of Client. For the purposes of this paragraph, the "EXCLUSIVE REGIONS" shall be defined as the following geographic areas located within the United Mexican States: Region 5 (consisting of the states of Nayarit, Jalisco, Colima and Michoacan), Region 6 (consisting of the states of Zacatecas, Aguascalientes, Guanajuato, Queretaro and San Luis Potosi), Region 7 (consisting of the states of Veracruz, Tlaxcala, Puebla, Guerrero, and Oaxaca) and Region 9 (consisting of the states of Hidalgo, Estado de Mexico, and Morelos and the Distrito Federal).

         SECTION 2.07. WEEKLY DEPLOYMENT MEETINGS. During any period of time during the Term that MATC Celular is in the process of providing any Services to Client hereunder, MATC Celular and Client agree to attend weekly deployment meetings at a location reasonably acceptable to both parties hereto (which meetings may be in the form of telephonic conferences upon mutual agreement) but in no event less frequently than once every two weeks ("DEPLOYMENT MEETING"). Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge and agree that, with respect to any approval, acceptance, rejection or any other action required to be delivered in writing to either party hereunder, a verbal notification or approval at a Deployment Meeting shall be deemed an effective written approval or notification hereunder so long as the minutes of such Deployment Meeting, as prepared by the applicable Project Manager or other MATC Celular staff member, are acknowledged in writing by both parties within a reasonable time after such Deployment Meeting. Neither party hereto shall unreasonably withhold, condition or delay its acceptance of the Deployment Meeting minutes.

         SECTION 2.08. MATC CELULAR AUDIT RIGHT. During the Term of this Agreement, Client agrees to keep all usual and proper records and books of account and all usual and proper entries necessary to document the number of Towers that have been constructed for the benefit of Client and Client's Affiliates in the Mexico Market. MATC Celular may conduct an audit of Client's records applicable to determining the Client Minimum Percentage Obligation on or after each of (i) January 1, 2003, (ii) January 1, 2004 and (iii) June 1, 2004 (provided, however, that

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any failure by Client to maintain its books and records will not be deemed a default under this Agreement so long as the Client Minimum Percentage Obligation can be accurately calculated and MATC Celular does not otherwise suffer any materially adverse consequence as a result thereof). Any such audit will be conducted by a designated MATC Celular auditor or by an independent certified public accountant selected by MATC Celular, and will be conducted only with reasonable advance written request. The audit will be conducted during regular business hours and will be conducted in such a manner as not to interfere with Client's normal business activities. Any fees or costs incurred by an independent certified public accountant will be paid for by MATC Celular; provided, however, that if the audit reveals that Client is not in compliance with the Client Minimum Percentage Obligations, such fees and costs will be paid for by Client. MATC Celular recognizes and agrees that information learned during an audit is confidential and that such information may be used only in further disposition of the audit, including, without limitation, to negotiate, prosecute, and resolve disputes.

                                   ARTICLE 3

                SITE IDENTIFICATION, ACQUISITION AND DEVELOPMENT

         SECTION 3.01. SITES.

                  (a) Client shall notify MATC Celular in writing of each radio frequency search area in which Client requires a location to install Client's Improvements and Equipment (each a "SEARCH RING"); provided that Client shall not be obligated to disclose such Search Ring with respect to a Client Constructed Site as long as Client provides MATC Celular the coordinates of such Client Constructed Site in accordance with Section 3.04(a). Within twenty (20) Business Days of receipt of each such notice, MATC Celular shall make its best efforts to propose to Client up to three (3) viable sites within the corresponding Search Ring that meet the Specifications, are available, and, with respect to Third Party Existing Sites, can be Acquired on commercially reasonable terms. Simultaneously with the submission by MATC Celular of viable site candidates to Client, MATC Celular shall, if applicable, (i) disclose the nature of the property interest that MATC Celular intends to acquire with respect to each Build-to-Suit Site and (ii) provide a copy of any Prime Lease (as such term is defined in the Master Lease) associated with an MATC Existing Site or, if then available, a Build-to-Suit Site. If three (3) such candidates are not available, MATC Celular will furnish to Client a written explanation of MATC Celular's reason(s) for why such number of candidates were unavailable. Not later than ten (10) Business Days after receipt of any such proposal as to any potential location, Client shall select one of such proposed locations by providing MATC Celular with written notice of such selection, whereupon such location shall become a Site for all purposes of this Agreement. In the event Client does not notify MATC Celular of its selection of a site under the terms specified herein, MATC Celular shall provide Client with written notice of such failure and if Client fails to respond within five (5) Business Days following receipt of such second notice, MATC Celular shall not be obligated to perform any further Services with respect to such Search Ring and Client shall promptly pay MATC Celular the Site Selection Milestone Fee set forth in Section 1 of Exhibit F attached hereto or, for Build-to-Suit Sites and MATC Existing Sites, US $3,000. In the event that Client notifies MATC Celular in writing prior to the expiration of the above-stated approval period that it does not accept any of the three (3) initial candidates presented by MATC

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Celular due to RF engineering reasons or the commercial unreasonableness of the underlying Prime Lease, MATC Celular shall use reasonable efforts to attempt to locate at least one (1) additional potential site, if available, within twenty
(20) Business Days following such notification.

                  (b) In the event that MATC Celular did not provide Client with a copy of the Prime Lease associated with a Build-to-Suit Site prior to Client's selection of such Build-to-Suit Site pursuant to Section 3.01(a), MATC Celular shall be obligated to provide a copy of the affected Prime Lease to Client and Client may, upon written notice delivered no less than five (5) Business Days following its receipt of such Prime Lease, reject such Build-to-Suit Site and simultaneously advise MATC Celular of the alternative candidate selection that Client deems acceptable for the applicable Search Ring (at no additional cost to Client). Any such rejection by Client shall count as a Client Constructed Site for purposes of calculating the Client Minimum Percentage Obligation. In the event that Client notifies MATC Celular in writing prior to the expiration of the above-stated five (5) Business Day period that it does not accept any of the remaining two (2) initial candidates presented by MATC Celular due to RF engineering reasons or the commercial unreasonableness of the underlying Prime Lease, MATC Celular shall use reasonable efforts to attempt to locate two (2) additional potential sites, if available, within ten (10) Business Days following such notification and the applicable Site Schedule shall be adjusted accordingly, provided that Client explains to MATC Celular the reasons for the rejection of the three (3) initial candidates presented by MATC Celular;

                  (c) In the event that MATC Celular is unable to locate a potential site which is available, can be constructed or Acquired on commercially reasonable terms, and meets the Specifications within any Search Ring designated by Client, MATC Celular and Client agree to discuss, in good faith, reasonable changes to the Specifications, Site Schedules, network design and/or MATC Celular's fees or rental terms with respect to any such Search Ring. Any such changes agreed upon between the Parties in an effort to locate an acceptable and reasonable site location shall be evidenced in a writing signed by both Parties.

                  (d) Once Client has selected a Site, MATC Celular shall, as applicable, either (i) Acquire full title, a leasehold interest or other acceptable use right, in MATC Celular's name, for a Build-to-Suit Site, or (ii) negotiate the Acquisition of a leasehold interest in any Third Party Existing Site, or other acceptable use right, in Client's name in accordance with Article 6 herein. Client will use its reasonable efforts to assist MATC Celular to identify, lease and/or purchase the Sites, as may be reasonably required by MATC Celular from time to time. MATC Celular and Client will be unconditionally obligated to sign the Site Lease with respect to each Build-to-Suit Site and MATC Existing Site within ten (10) Business Days following MATC Celular's Acquisition of a Build-to-Suit Site or the selection of an MATC Existing Site pursuant to Section 3.01(a) and will thereafter perform their respective obligations thereunder in accordance with the Master Lease and this Agreement; provided, however, that Client shall have the right to designate a Client Affiliate to execute such Site Lease so long as such Client Affiliate has executed a joinder agreement in accordance with Section 2.01(c).

         SECTION 3.02. BUILD-TO-SUIT AND MATC EXISTING SITE DETERMINATION. From and after December 1, 2001, when a Site selected in accordance with Section 3.01(a) above is designated as a Build-to-Suit Site or an MATC Existing Site, such Build-to-Suit Site or MATC

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Existing Site shall count for purposes of calculating the Client Minimum
Percentage Obligation. MATC Celular shall lease to the Client or a Client Affiliate the area it requires for the installation of Client's Improvements and Equipment on each Build-to-Suit Site and MATC Existing Site in accordance with the Premises and applicable Site Lease (as such terms are defined in the Master Lease), and Client shall lease the Premises from MATC Celular, all pursuant to and in accordance with terms and conditions set forth in this Agreement, the Master Lease and the Site Lease for such Build-to-Suit Site or MATC Existing Site. Client acknowledges that MATC Celular shall have the right to lease any other area of any Build-to-Suit Site or MATC Existing Site (other than the Premises) to Other Tenants, on any terms and conditions acceptable to MATC Celular, subject to MATC Celular's obligations to Client under the Master Lease.

         SECTION 3.03. Rejection of Build-to-Suit Sites by MATC Celular.

         (a) MATC Celular may elect not to construct a Build-to-Suit Site for the following reasons and, upon written notice of such rejection from MATC Celular prior to the expiration of the second day after which Client delivers a written notice to proceed construction relating to such Site, such Site will not count toward the Client Minimum Percentage Obligation:

                  (i) In the event that MATC Celular determines in good faith that the aggregate construction and development cost (excluding land purchase and/or lease costs) for such Build-to-Suit Site may exceed Two Hundred Thousand United States Dollars (US$200,000).

                  (ii) In the event that an available site location within the Search Ring which can reasonably accommodate Client's Improvements and Equipment meets both the Specifications and Client's RF requirements, and is located within the Search Ring of a proposed Build-to-Suit Site and such alternative site location can be Acquired as a Third Party Existing Site hereunder on commercially reasonable terms.

         (b) If MATC Celular rejects a Build-to-Suit Site for a reason other than those outlined in this section, each such rejection will count as three Build-to-Suit Sites for purposes of calculating the Client Minimum Percentage Obligation. Any and all costs and expenses incurred by MATC Celular prior to its election to reject such Build-to-Suit Site shall remain the sole responsibility of MATC Celular.

         (c)      Notwithstanding MATC Celular's rejection right pursuant to
Section 3.03(a)(i), MATC Celular shall commence acquisition, development and construction of a Site that MATC Celular rejected pursuant to Section 3.03(a)(i) so long as Client agrees, in writing, within 2 Business Days of such rejection, to pay all construction and development costs for such Site in excess of US$200,000.

         (d) During the Term of this Agreement, MATC Celular agrees to keep all usual and proper records and books of account and all usual and proper entries necessary to document the construction and development costs of any Build-to-Suit Site in excess of US$200,000, and Client may conduct an audit of MATC Celular's records applicable to the construction and

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development costs of such Build-to-Suit Site (provided, however, that any failure by MATC Celular to maintain its books and records will not be deemed a default under this Agreement so long as the Client Minimum Percentage Obligation can be accurately calculated and Client does not suffer any materially adverse consequence as a result thereof). Any such audit will be conducted by a designated Client auditor or by an independent certified public accountant selected by Client, and will be conducted only with reasonable advance written request. The audit will be conducted during regular business hours and will be conducted in such a manner as not to interfere with MATC Celular's normal business activities. Any fees or costs incurred by an independent certified public accountant will be paid for by Client; provided, however, that if the audit reveals that the invoice sent by MATC Celular to Client for construction and development costs pursuant to Section 3.03(c) was off by 15% or more in favor of Client, such fees and costs will be paid for by MATC Celular. Client recognizes and agrees that information learned during an audit is confidential and that such information may be used only in further disposition of the audit, including, without limitation, to negotiate, prosecute, and resolve disputes.

         SECTION 3.04. Client Constructed Sites.

                  (a) Notwithstanding anything to the contrary in this Agreement, Client may, in Client's sole but reasonable discretion and in good faith, designate any Search Ring or Site that Client or one of its Affiliates desires to have constructed as a Client Constructed Site ("CLIENT CONSTRUCTED SITE") by notifying MATC Celular in writing of such designation prior to the initiation of any efforts by MATC Celular pursuant to Section 3.01(a). Pursuant to the foregoing sentence, Client may elect to (a) provide MATC Celular with the coordinates of the Client Constructed Site as soon as they become available if Client has not previously disclosed to MATC Celular the Search Ring with respect to such Client Constructed Site, (b) withdraw the Search Ring or Site associated with the Client Constructed Site from this Agreement and perform the necessary services for its own account (provided, however, that Client shall, promptly upon making such election, pay MATC Celular the greater of (i) amounts through the applicable Milestone described in Exhibit F attached hereto for the Services actually performed by MATC Celular (notwithstanding the fact that Section 1 of Exhibit F is not otherwise applicable to MATC Existing Sites or Build-to-Suit Sites) and (ii) the actual construction and development costs incurred by MATC Celular through the date such Site was designated a Client Constructed Site), or
(c) request that MATC continue to perform the Services in accordance with the payment structure for Client Constructed Sites pursuant to Section 1 of Exhibit F attached hereto. In the event that Client fails to notify MATC Celular in writing prior to the initiation of any efforts by MATC Celular pursuant to
Section 3.01(a) whether it elects to withdraw the Search Ring or Site, such failure shall be deemed notice to MATC Celular to continue to perform the Services herein with respect to such Client Constructed Site. On the last day of each calendar quarter during the Term of this Agreement, the percentage of Client Constructed Sites may not exceed twenty percent (20%) of the aggregate number of Towers constructed for the benefit of Client or its Affiliates, calculated based upon the number of Towers constructed for the benefit of Client or its Affiliates on or after December 1, 2001.

                  (b) In the event that the designated Client Constructed Site requires the construction of a facility which would otherwise have been a Build-to-Suit Site hereunder and

Client requests that MATC Celular continue to provide Services hereunder, such construction management services shall be performed in accordance with the terms and conditions of this Agreement, except that:

                           (i) If Client requests MATC Celular to perform any of the Services outlined in Article 4 with respect to such Client Constructed Site, Client shall be solely responsible for any and all costs and expenses associated with such Services, including, without limitation, all direct and indirect construction costs, materials, equipment, labor, steel, and tower assembly costs; provided, however, that (w) Client shall contract with and pay all vendors, contractors, subcontractors and suppliers directly for such costs and expenses, (x) Client and MATC Celular shall work together to develop a mutually agreeable budget for such costs and expenses, (y) MATC Celular shall obtain Client's approval prior to exceeding the approved budget, and (z) in the event that such costs and expenses are less than the approved budget, the difference between the budgeted amount and the amount of such costs and expenses shall be and remain the sole property of Client; provided, however, that nothing in this Section shall (or shall be deemed to) reduce the Milestones actually earned by MATC Celular pursuant to Paragraph 2 of Exhibit F;

                           (ii) In addition to the costs and expenses outlined in Section 3.04(b)(i) above, Client shall pay MATC Celular in accordance with the fee payment structure outlined in Section 2 of Exhibit F attached hereto; and

                           (iii) Client shall be the sole owner of the Tower and all Services hereunder shall be performed in Client's name and MATC Celular's performance of the Services hereunder with respect to such Client Constructed Site will not require MATC Celular to be a party to any agreement (other than this Agreement) associated therewith or to be responsible for the performance of any third party contracted by Client hereunder.

                  (c) All Client Constructed Sites shall be subject to the following:

                           (i)      Any Client Constructed Site that is
                  completed shall be counted as a Build-to-Suit Site for purposes of calculating the Client Minimum Percentage Obligation;

                           (ii) The Master Lease shall not be applicable to the Client Constructed Site; and

                           (iii) In the event that Client or one of its Affiliates makes or receives a bona fide offer pursuant to which a third party (other than any Affiliate of Client or any person or entity that acquires, through merger, sale of stock, purchase or otherwise, all or substantially all of the assets of Client) would acquire the real property or a leasehold interest (directly or indirectly) or ownership of the Tower located at such Client Constructed Site during the Term hereof, and Client (or

                  Client's Affiliate) or such third party intends to accept such offer, then Client will grant or cause its Affiliate to grant MATC Celular a right of first refusal (derecho del tanto) to acquire such Client Constructed Site and shall promptly send written notice (the "CLIENT CONSTRUCTED SITE RIGHT OF FIRST REFUSAL NOTICE") to MATC Celular offering the Client Constructed Site to MATC Celular under the same terms and conditions as the aforementioned bona fide offer and for a purchase price equal to the lesser of (a) the purchase price contained in the aforementioned bona fide offer or (b) Client's out of pocket costs and expenses to develop such Client Constructed Site plus ten percent (10%) (the "CLIENT CONSTRUCTED SITE RIGHT OF FIRST REFUSAL"). The Client Constructed Site Right of First Refusal Notice will contain the price, terms, and conditions for the occupancy of the Client Constructed Site, the name of the person or entity making the offer, a description of the Client Constructed Site, and evidence of the bona fide offer such as a written proposal, term sheet or proposed contract. MATC Celular will have ten (10) Business Days after receipt of the Client Constructed Site Right of First Refusal Notice (the "CLIENT CONSTRUCTED SITE ACCEPTANCE PERIOD") to elect to exercise the Client Constructed Site Right of First Refusal. If MATC Celular elects to exercise the Client Constructed Site Right of First Refusal, MATC Celular will notify Client (or Client Affiliate, as the case may be) in writing within the Client Constructed Site Acceptance Period of MATC Celular's intent to exercise such right, upon receipt by Client of MATC Celular's notice, the Client Constructed Site Right of First Refusal will become a binding agreement for the acquisition or lease of the Client Constructed Site in accordance with such rent, terms and conditions. If MATC Celular does not notify Client in writing within the Client Constructed Site Acceptance Period of MATC Celular's election to exercise its Client Constructed Site Right of First Refusal on such terms and conditions, MATC Celular's right to exercise its Client Constructed Site Right of First Refusal on such terms and conditions will terminate; and Client (or Client's Affiliate, as the case may be) may sell, license or lease the Client Constructed Site to the third party on terms substantially the same (or more favorable to Client or its Affiliate) as those contained in the Client Constructed Site Right of First Refusal Notice. Upon exercise of MATC Celular's Client Constructed Site Right of First Refusal, MATC Celular's obligation to acquire the Client Constructed Site will be subject to MATC Celular's performance, to MATC Celular's sole satisfaction, of due diligence on the Client Constructed Site under the same terms and time frames, that are described in the third party written proposal or contract of sale contemplated by the Client Constructed Site Right of First Refusal Notice.

         SECTION 3.05. CLIENT'S REJECTION OF SITES. In addition to its rights under Section 3.04, Client may, in its sole and absolute discretion, withdraw a Site from MATC Celular's continued performance of Services hereunder by providing MATC Celular with written notice thereof, subject to the following conditions:

         (a) With respect to MATC Existing Sites and Third Party Existing Sites, Client shall pay MATC Celular for all Services performed up until such withdrawal in accordance with the applicable Milestones outlined in Section 1 of Exhibit F hereto (notwithstanding the fact that Section 1 of Exhibit F is not otherwise applicable to MATC Existing Sites);

         (b) If Client withdraws a Build-to-Suit Site pursuant to this section, such Build-to-Suit Site will count as a Client Constructed Site for purposes of calculating the Client Minimum Percentage Obligation;

         (c) In no event may Client withdraw an MATC Site pursuant to this
Section in the event that MATC Celular has begun any construction on the Site or, in the case of an MATC Existing Site, begun structural modification of the Site to accommodate Client's Improvements and Equipment;

         (d) In the event that Client withdraws a Build-to-Suit Site pursuant to this section, (i) MATC Celular may, in its sole discretion, assign and convey the ground lease and all other contracts and materials associated with such rejected Build-to-Suit Site to Client and Client shall accept such conveyance and assignment, (ii) Client will reimburse MATC Celular for all of MATC Celular's out of pocket expenses associated with such Build-to-Suit Site, and
(iii) Client shall pay MATC Celular for all Services performed up until such withdrawal in accordance with the applicable Milestones outlined in Section 1 of Exhibit F hereto (notwithstanding the fact that Section 1 of Exhibit F is not otherwise applicable to Build-to-Suit Sites); and

         (e) Subject to Section 3.04, Client may not retain a third party to continue to perform any of the services at such Site that would have otherwise been provided by MATC Celular hereunder had Client not withdrawn such Site.

         SECTION 3.06. INSTALLATION OF CLIENT'S IMPROVEMENTS AND EQUIPMENT. Client (or one of its Affiliate) shall be solely responsible for the purchase and installation of Client's Improvements and Equipment; provided that MATC Celular shall be solely responsible for the purchase and installation of up to three (3) RF antenna mounts on each MATC Site. However, upon Client's request, MATC Celular may install Client's Improvements and Equipment at the corresponding Sites ("EQUIPMENT INSTALLATION"), provided that Client (or one of its Affiliates) shall compensate MATC Celular for such additional services at an amount equal to MATC Celular's reasonable out of pocket costs and expenses plus twenty percent (20%). The terms of such installation shall be agreed to in writing by the parties pursuant to a separate contract relating to such matters on or prior to the Commencement Date for each Site Lease. Client must supervise the installation process and shall deliver to MATC Celular all the technical information that is necessary for the adequate installation of Client's Improvements and Equipment. Should Client decide to install Client's Improvements and Equipment on the Tower by itself or through third parties, prior to the installation Client shall obtain a written authorization from MATC Celular, which authorization may not be unreasonably withheld.

                                   ARTICLE 4

                       CONSTRUCTION OF BUILD-TO-SUIT SITES

         SECTION 4.01. GENERAL.

                  (a) MATC Celular shall cause the Build-to Suit Sites to be constructed and developed diligently and in a timely fashion, in a good and workmanlike manner, in accordance with the Specifications and the Site Schedule (as amended under the terms of Section 2.03 of this Agreement) and in accordance with the terms and conditions of this Agreement.

                  (b) It is specifically agreed by the parties that MATC Celular will be entitled to subcontract with third parties elected by MATC Celular (and approved by Client as provided in the following sentence) for all or any portion of the Services and to appoint such third parties to discharge any other obligations to be performed in connection with the construction or development of the Build-to-Suit Sites. In connection therewith, MATC Celular and Client agree that those subcontractors listed on Exhibit H to this Agreement (which list may be mutually amended from time to time) are hereby designated as approved subcontractors ("APPROVED SUBCONTRACTORS"). MATC Celular may enter into a contract with any Approved Subcontractor to perform any part of the Services hereunder unless Client has theretofore informed MATC Celular of Client's reasonable desire to remove such Approved Subcontractor from the list.

         SECTION 4.02. PERMITS. Subject to Section 2.02 herein, MATC Celular shall endeavor to obtain all necessary Tower Site Permits for the Sites (and shall be responsible for all associated costs and expenses) and Client shall endeavor to obtain all necessary Client Permits (and shall be responsible for all associated costs and expenses). Client shall obtain all Client Permits prior to the installation of Client's Improvements and Equipment at such Site. Client will cooperate in good faith with MATC Celular, at the request of MATC Celular and at MATC Celular's sole expense, to obtain the necessary Tower Site Permits required to complete the Services. MATC Celular will cooperate in good faith with Client, at the request of Client and at Client's sole expense, to obtain the necessary Client Permits required to install Client's Improvements and Equipment. Unless otherwise instructed by Client in writing in accordance with
Section 2.02, MATC Celular will not be under any obligation to build any Build-to-Suit Site prior to obtaining the necessary Tower Site Permits or to incur any expense with respect to the Client Permits.

         SECTION 4.03. COMPLETION.

                  (a) Promptly following the Completion of the Services at any Build-to-Suit Site, MATC Celular shall deliver to Client a Completion Certificate based on its good faith belief that such Build-to-Suit Site is Completed in accordance with the specified and accepted construction standards, subject to Section 4.05. Client shall have ten (10) Business Days (the "INSPECTION TERM") after receipt of the Completion Certificate, to inspect the corresponding Build-to-Suit Site in accordance with the punch list attached to this Agreement as Exhibit I (the "PUNCH LIST"). The improper completion of any item contained in the Punch List that does not interfere with Client's ability to install or operate Client's Improvements and Equipment shall be considered a non-material variance for purposes of Client's inspection (a "NON-MATERIAL VARIANCE"). The improper completion of any item contained in the Punch List that interferes with Client's ability to install or operate Client's Improvements and Equipment shall be considered a material variance for purposes of Client's inspection (a "MATERIAL VARIANCE"). Prior to the end of the Inspection Period, Client may (1) accept and return the Completion Certificate and the Punch List to MATC Celular as a complete acceptance of the Build-to-Suit

Site, (2) deliver to MATC Celular a written notice (the "PROVISIONAL ACCEPTANCE NOTICE") describing in reasonable detail the reasons for Client's good faith determination that such Build-to-Suit Site contains a Non-material Variance from the Specifications or other provisions of this Agreement, indicating the actual deviation from the Specifications, or (3) deliver to MATC Celular a written notice (the "DISAGREEMENT NOTICE") describing in reasonable detail the reasons for Client's good faith determination that such Build-to-Suit Site contains a Material Variance from the Specifications or other provisions of this Agreement, indicating the actual deviation from the Specifications. Client will be deemed to have accepted the Completion Certificate upon failure to issue a Disagreement Notice or Provisional Acceptance Notice within the Inspection Term, and for purposes of this Agreement and the Master Lease, the Completion Date shall be the date of expiration of the Inspection Term. In addition, Client will be deemed to have accepted the Completion Certificate upon the issuance of a Provisional Acceptance Notice. If Client accepts the Completion Certificate or issues a Provisional Acceptance Notice, then, for purposes of this Agreement and the Master Lease, the Completion Date shall be the date of the Completion Certificate.

                  (b) In the event Client delivers to MATC Celular a Provisional Acceptance Notice and MATC Celular determines in good faith that the reasons for provisional acceptance expressed by Client in the Provisional Acceptance Notice are valid, MATC Celular shall repair or complete the deviations from the Specifications expressed by Client in the Provisional Acceptance Notice and shall make the corresponding modifications to the Build-to-Suit Site to comply with the Specifications, if necessary, within thirty (30) calendar days of the receipt of such Provisional Acceptance Notice (or as promptly as practicable thereafter if such repair or completion cannot be performed within such thirty-day period, in the reasonable opinion of MATC Celular, in which case, MATC Celular shall notify Client of this situation).

                  (c) In the event Client delivers to MATC Celular a Disagreement Notice and MATC Celular determines in good faith that the reasons for disagreement expressed by Client in a Disagreement Notice are valid, MATC Celular shall evaluate the deviations from the Specifications expressed by Client in the Disagreement Notice and shall make the corresponding modifications to the Build-to-Suit Site to comply with the Specifications, if necessary, within a time period to be determined by MATC Celular and Client, based on MATC Celular's determination of the work required. The Site Schedule will be modified accordingly. Upon Completion, MATC Celular will issue a new Completion Certificate to Client under the terms specified in subsection (a) above.

                  (d) In the event MATC Celular determines in good faith that the reasons for disagreement expressed by Client in a Disagreement Notice or a Provisional Acceptance Notice are not valid, the parties shall treat the matter as a dispute under terms of Section 10.14 of this Agreement.

                  (e) The effective date (the "COMMENCEMENT DATE") of each Site Lease will be the Completion Date of the applicable MATC Site.

         SECTION 4.04. PENALTIES AND INCENTIVES.

                  (a) In the event that MATC Celular fails to Complete the Build-to-Suit Site (other than due to Force Majeure events) on or before the projected Completion Date specified in the Site Schedule applicable to that Build-to-Suit Site ("PROJECTED COMPLETION DATE"), Client shall be entitled to rent abatement of the Base Rent (as defined in the Master Lease) for the affected Build-to-Suit Site in an amount equal to fourteen (14) days of Base Rent for each seven (7) day period in excess of the Projected Completion Date that the affected Build-to-Suit Site is not Complete. Any rent abatement of the Base Rent due under the provisions of this Section 4.04(a) shall be applied to the initial Base Rent due under the associated Site Lease beginning as of the Commencement Date of such Site Lease.

                  (b) In the event that MATC Celular Completes the Build-to-Suit Site on or before the Projected Completion Date, MATC Celular shall be entitled to an incentive payment equal to seven (7) days of the Base Rent (as defined in the Master Lease) for the affected Build-to-Suit Site for each fourteen (14) day period prior to the Projected Completion Date that the affected Build-to-Suit Site is Complete. Any payment due to MATC Celular hereunder shall be paid by Client on or before the Rent Commencement Date (as defined in the Master Lease) of the affected Site Lease.

         SECTION 4.05. POWER. For any Build-to-Suit Site, MATC Celular may submit to Client a Completion Certificate for such Build-to-Suit Site notwithstanding the fact that MATC Celular has not been able to secure permanent or provisional power at such Build-to-Suit Site prior to the expiration of the applicable Site Schedule, provided that such Build-to-Suit Site is otherwise Complete in the good faith belief of MATC Celular. Client may issue a Provisional Acceptance Notice with respect to such Build-to-Suit Site, identifying in such Provisional Acceptance Notice the failure to provide permanent or provisional power. Upon issuance of such Provisional Acceptance Notice, Client may install Client's Improvements and Equipment at such Build-to-Suit Site and install and pay for a temporary generator for use until permanent or provisional power is made available at the Build-to-Suit Site. Client's obligation to pay Base Rent (as defined in Master Lease) and Additional Rent pursuant to Section 7(c) of the Master Lease shall be suspended until MATC Celular provides permanent or provisional power at the Build-to-Suit Site.

         SECTION 4.06.     STANDARD SITES.

                  (a) For purposes of this Agreement, a "STANDARD SITE" shall mean those structures listed in Exhibit J and any other structures mutually agreed to by Client and MATC Celular. If a Standard Site is developed at a Build-to-Suit Site, Client shall have no right to approve the drawings, analyses and other items relating to such Standard Site and MATC Celular shall have no obligation to seek approval for developing such Standard Site.

                  (b) For any Build-to-Suit Site that is not a Standard Site, Client shall approve the drawings, analyses and other items relating to such Site within five (5) calendar days of MATC Celular's request for such approval. If Client fails to approve the drawings, analysis or other items relating to such Site within five (5) calendar days, the Site Schedule shall be adjusted accordingly.

         SECTION 4.07. ASSUMED SITES.

                  (a) If MATC Celular is unable to meet the deadlines set forth in the Site Schedules agreed to in accordance with Section 2.03 with respect to a Build-to-Suit Site, Client shall have the right to assume the construction of such Build-to-Suit Site. If Client elects to assume such construction, Client shall reimburse MATC Celular all of its out of pocket costs and expenses spent in developing such Build-to-Suit Site. Upon Client's assumption of construction of such Build-to-Suit Site, such Build-to-Suit Site shall be an "ASSUMED SITE" for purposes hereof. Such Assumed Site shall count as a Client Constructed Site for purposes of calculating the Client Minimum Percentage Obligation upon completion of such Assumed Site.

                  (b) In the event that Client or one of its Affiliates makes or receives a bona fide offer pursuant to which a third party (other than any Affiliate of Client or any person or entity that acquires, through merger, sale of stock, purchase or otherwise, all or substantially all of the assets of Client) would acquire the real property or a leasehold interest (directly or indirectly) or ownership of the Tower located at such Assumed Site during the Term hereof, and Client (or Client's Affiliate) or such third party intends to accept such offer, then Client will grant or cause its Affiliate to grant MATC Celular a right of first refusal (derecho del tanto) to acquire such Assumed Site and shall promptly send written notice (the "ASSUMED SITE RIGHT OF FIRST REFUSAL NOTICE") to MATC Celular offering the Assumed Site to MATC Celular under the same terms and conditions as the aforementioned bona fide offer and for a purchase price equal to the lesser of (a) the purchase price contained in the aforementioned bona fide offer or (b) Client's out of pocket costs and expenses to develop such Assumed Site (the "ASSUMED SITE RIGHT OF FIRST REFUSAL"). The Assumed Site Right of First Refusal Notice will contain the price, terms, and conditions for the occupancy of the Assumed Site, the name of the person or entity making the offer, a description of the Assumed Site, and evidence of the bona fide offer such as a written proposal, term sheet or proposed contract. MATC Celular will have ten (10) Business Days after receipt of the Assumed Site Right of First Refusal Notice (the "ASSUMED SITE ACCEPTANCE PERIOD") to elect to exercise the Assumed Site Right of First Refusal. If MATC Celular elects to exercise the Assumed Site Right of First Refusal, MATC Celular will notify Client (or Client Affiliate, as the case may be) in writing within the Assumed Site Acceptance Period of MATC Celular's intent to exercise such right, upon receipt by Client of MATC Celular's notice, the Assumed Site Right of First Refusal will become a binding agreement for the acquisition or lease of the Assumed Site in accordance with such rent, terms and conditions. If MATC Celular does not notify Client in writing within the Assumed Site Acceptance Period of MATC Celular's election to exercise its Assumed Site Right of First Refusal on such terms and conditions, MATC Celular's right to exercise its Assumed Site Right of First Refusal on such terms and conditions will terminate; and Client (or Client's Affiliate, as the case may be) may sell, license or lease the Assumed Site to the third party on terms substantially the same (or more favorable to Client or its Affiliate) as those contained in the Assumed Site Right of First Refusal Notice. Upon exercise of MATC Celular's Assumed Site Right of First Refusal, MATC Celular's obligation to acquire the Assumed Site will be subject to MATC Celular's performance, to MATC Celular's sole satisfaction, of due diligence on the Assumed Site under the same terms and time frames, that are described in the third party written proposal or contract of sale contemplated by the Assumed Site Right of First Refusal Notice.

                                   ARTICLE 5

                               MATC EXISTING SITES

         SECTION 5.01. MATC EXISTING SITE OBLIGATIONS. With respect to MATC Existing Sites selected by Client in accordance with Section 3.01(a), MATC Celular shall (i) execute a Site Lease for such Site in accordance with Section 3.01(d), which shall be effective in accordance with the terms of the Master Lease, (ii) provide copies of any documents reasonably requested by Client or a Client Affiliate with respect to such Site in its possession, unless deemed confidential or proprietary by MATC Celular, (iii) provide access to Client or a Client Affiliate to such Site prior to Client's or such Affiliate's installations in accordance with the terms as conditions of the applicable Site Lease, and (iv) provide an MATC Celular representative at the MATC Existing Site at the time of initial installation of Client's Improvements and Equipment.

         SECTION 5.02. PERFORMANCE OF SERVICES FOR MATC EXISTING SITES. The performance of Services for Client or a Client Affiliate with respect to any MATC Existing Site shall figure into the calculation of the Client Minimum Percentage Obligation.

                                   ARTICLE 6

                           THIRD PARTY EXISTING SITES

         SECTION 6.01. THIRD PARTY EXISTING SITE OBLIGATIONS In the event that Client selects a Third Party Existing Site as a Site location, MATC Celular shall negotiate a lease for exclusive space on such Third Party Existing Site with the relevant tower owner/landlord ("THIRD PARTY LEASE"). MATC Celular will be responsible for securing proper execution by the site owner/landlord of the appropriate form of lease with respect to such Third Party Existing Site. MATC Celular will use its reasonable efforts to have the third party use the standard form of lease or license to acquire rights to Third Party Existing Sites provided by Client. MATC Celular will use its best efforts to follow all reasonable negotiating guidelines provided by Client. Client shall execute the Third Party Lease so long as (a) the relevant Third Party Existing Site meets the Specifications and is located within the Search Ring specified by Client, and (b) the terms of the Third Party Lease are commercially reasonable in the market in which such Third Party Existing Site is located and are reasonably acceptable to Client. In the event that MATC Celular is unable to deliver to Client a Third Party Lease which meets the requirements of this Section 6.01 within the number of days set forth in the applicable Site Schedule for the Acquisition of such Third Party Existing Site, Client may elect to withdraw such Third Party Existing Site and (i) request that MATC Celular pursue one of the site candidates previously presented to Client and Client shall not be required to pay for an additional Site Selection Milestone, or (ii) request that MATC Celular locate a one or more additional potential site candidates in accordance with Section 3.01(a) but in such event Client shall be obligated to pay MATC Celular the Site Selection Milestone (as further described in Section 1 of Exhibit F) upon Client's selection of a Site for the same Search Ring.

         SECTION 6.02. PERFORMANCE OF SERVICES FOR THIRD PARTY EXISTING SITES. Notwithstanding anything to the contrary, the performance of Services for Client or a Client Affiliate with respect to any Third Party Existing Site shall not figure into the calculation of the Client Minimum Percentage Obligation. Notwithstanding anything to the contrary herein, the parties hereto acknowledge and agree that Client shall be under no obligation to retain MATC Celular to supervise the installation of Client Improvements and Equipment at a Third Party Existing Site (as further described as the Site Construction Milestone in Paragraph 1 of Exhibit F) under the terms and conditions of this Agreement and that Client shall be free to perform such services for itself or to retain a third party to do so.

                                    ARTICLE 7

                                 INDEMNIFICATION

         SECTION 7.01. OBLIGATION TO INDEMNIFY BY MATC CELULAR. Subject to the provisions of Section 7.05 and without prejudice to any other rights or remedies available to Client under applicable laws, MATC Celular agrees to indemnify, defend and hold harmless Client and its Affiliates, and their directors, officers and employees, from and against all losses, taxes, liabilities, damages, lawsuits, claims, costs or expenses, including interest, penalties and reasonable attorneys' fees and disbursements (collectively, "LOSSES"), based upon (i) any breach of any covenant or agreement of MATC Celular contained in this Agreement or the Original Build-to-Suit Agreement, (ii) any breach of any representations or warranties of MATC Celular contained in this Agreement or the Original Build-to-Suit Agreement, or (iii) any negligent or willful misconduct by MATC Celular in performing its obligations hereunder, including, without limitation, the Services.

         SECTION 7.02. OBLIGATION TO INDEMNIFY BY CLIENT. Subject to the provisions of Section 7.05 without prejudice to any other rights or remedies available to MATC Celular under applicable laws, Client agrees to indemnify, defend and hold harmless MATC Celular and its Affiliates, and their directors, officers and employees from and against all Losses based upon (i) any breach of any representations or warranties of Client contained in this Agreement or the Original Build-to Suit Agreement, (ii) any breach of any covenant or agreement of Client contained in this Agreement or the Original Build-to-Suit Agreement, including Client's obligation to enter into the Master Lease and the Site Lease with respect to each Build-to-Suit Site or (iii) any negligent or willful misconduct by Client in performing its obligations hereunder.

         SECTION 7.03. PROCEDURES FOR CLAIMS BETWEEN THE PARTIES. If a claim for Losses (a "CLAIM") is to be made by the party claiming indemnification (the "CLAIMANT") against the other party (the "INDEMNIFYING PARTY"), the Claimant shall give written notice (a "CLAIM NOTICE") to the Indemnifying Party as soon as practicable after the Claimant becomes aware of the event of default, facts, condition or event that may give rise to a right of indemnification against the Indemnifying Party, provided that no failure to give such notice shall relieve the Indemnifying Party of any liability hereunder (except to the extent the Indemnifying Party has suffered actual prejudice because of such failure). Following receipt of the Claim Notice from the Claimant, the Indemnifying Party shall have thirty (30) days to make such investigation of the Claim as the

Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and/or its authorized representative(s) the information relied upon by the Claimant to substantiate the Claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of said thirty (30) day period to the validity and amount of such Claim, then, subject to the provisions of Section 7.05, the Indemnifying Party shall pay to the Claimant the amount of such Claim. If the Claimant and the Indemnifying Party do not agree within said period, the Claimant may seek appropriate legal remedy pursuant to Section 10.13 hereof.

         SECTION 7.04. DEFENSE OF THIRD-PARTY ACTIONS. If any lawsuit or enforcement action (a "THIRD-PARTY ACTION") is filed against a Claimant entitled to the benefit of indemnity hereunder, written notice thereof (the "THIRD-PARTY ACTION NOTICE") shall be given by the Claimant to the Indemnifying Party as promptly as practicable (and in any event within five (5) Business Days after the service of the citation or summons or other manner of process), provided that no failure to give such notice shall relieve the Indemnifying Party of any liability hereunder (except to the extent the Indemnifying Party has suffered actual prejudice because of such failure). After receipt of such notice, the Indemnifying Party shall be entitled, if it so elects, (i) to take control of the defense and investigation of such Third Party Action, (ii) to employ and engage attorneys of its choice to handle and defend the same, at the Indemnifying Party's cost, risk and expense, and (iii) to compromise or settle such Third-Party Action, which compromise or settlement shall be made only with the written consent of the Claimant (such consent not to be unreasonably withheld, conditioned or delayed) unless such compromise or settlement involves only the payment of money damages and does not impose the specific performance or other obligation upon the Claimant, in which case no such consent shall be required. If the Indemnifying Party fails to assume the defense of such Third-Party Action within fifteen (15) days after receipt of the Third-Party Action Notice or within three (3) days prior to the expiration of any statute of limitations, the Claimant will (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such Third-Party Action; provided, however, that such Third-Party Action shall not be compromised or settled without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

         The Indemnifying Party shall keep the Claimant informed at all times of the status of the Third Party Action, and the Claimant may, at its own election and expense, participate in the defense of any such Third Party Action. In the event the Claimant assumes the defense of the Third-Party Action, the Claimant will keep the Indemnifying Party timely informed of the progress of any such defense, compromise or settlement.

         SECTION 7.05. LIMITATIONS. Notwithstanding anything to the contrary set forth in this Agreement or otherwise, in no event shall the term "Losses" include any consequential, incidental or indirect loss or damage to Claimant, whether or not based upon events giving rise to indemnification hereunder.

                                    ARTICLE 8

                                  FORCE MAJEURE

         SECTION 8.01. FORCE MAJEURE. An event of "Force Majeure" shall mean the following events or circumstances, to the extent that they delay the Completion of any Build-to-Suit Site or the performance by MATC Celular or Client of any of their respective duties and obligations under this Agreement:

                  (a) Any acts, omissions, orders, decisions, or decrees of any Governmental Authority which in any manner affect MATC Celular's or Client's ability to perform their respective obligations under this Agreement, including, but not limited to, failure to grant the Tower Site Permits or Client Permits, extended site studies, or construction moratoria, and condemnation or other exercise of the power of eminent domain (expropiacion);

                  (b) Changes in any federal, state or local laws, ordinances, and regulations effective after the date of this Agreement which in any manner affect MATC Celular's or Client's ability to perform its obligations under this Agreement;

                  (c) Acts of God (caso fortuito y de fuerza mayor), including, without limitation, rain, snow, extreme temperatures, tornadoes, hurricanes, floods, sinkholes, landslides, earthquakes, epidemics, quarantine and pestilence;

                  (d) Fire and other casualties, such as explosions and accidents;

                  (e) Acts of third parties, acts of war, terrorism, effects of nuclear radiation, blockades, insurrections, riots, civil disturbances, the combined action of workers, failure of transportation, national or international calamities, and other acts and circumstances beyond a party's reasonable control; and

                  (f) any delay caused by the acts or omissions of the other party hereto or its employees, agents, contractors or vendors.

         SECTION 8.02. EFFECT OF FORCE MAJEURE. Each party hereto shall be entitled to an adjustment of the Site Schedule for events of Force Majeure affecting their performance hereunder for the number of days resulting from such events and only to the extent that such occurrences actually delay the Completion of the corresponding Site, except as otherwise set forth in Section
2.02 with respect to Tower Site Permits.

                                    ARTICLE 9

                              TERM AND TERMINATION

         SECTION 9.01. TERM AND TERMINATION.

                  (a) The term of this Agreement (the "TERM") will commence on the date first written above and will expire at 11:59 p.m. on, December 31, 2004.

                  (b) This Agreement may be terminated as follows:

                           (i) Upon breach by any of the parties of their relevant obligations contained hereunder or in the Master Lease or any of their attachments or exhibits thereof, which breach has not been remedied within a term of thirty (30) days after notice thereof by the non-defaulting party, provided, however, that if such failure to perform shall require a longer period to cure, then such cure period shall be extended for such time as is reasonably necessary to cure such failure to perform (not to exceed sixty (60) days), but only so long as such efforts to cure are commenced within fifteen (15) days after receipt of written notice from the other party and thereafter are pursued diligently and in good faith. Any cure period shall apply without prejudice to the right of indemnification of the non-defaulting party under terms of
                  Article 7 of this Agreement or to any other rights or remedies available to the non-defaulting party under applicable laws;

                           (ii) by either party (a) upon the filing by or against the other party of any voluntary petition seeking liquidation, reorganization, arrangement or readjustment of its debts or such party admitting in writing the inability to pay its debts, (b) in the event of a voluntary filing seeking a declaration of bankruptcy or suspension of payments or (c) in the event that any other relief under any applicable act or law pertaining to insolvency or debtor relief is sought, whether state, federal or foreign, now or hereafter existing; or (d) the filing of any petition against such party, which petition seeks any of the foregoing relief or liquidation and which is not dismissed within sixty (60) days after the judicial declaration of same; or the appointment of a custodian or trustee (sindico) of such party or for all or a substantial part of such party's assets; or

                           (iii) by either party, at any time after July 1, 2004.

                  (c) Neither a termination nor the expiration of this Agreement will affect:

                           (i) any duties or obligations for payment or performance that are or become owing hereunder prior to the effective date of such termination or expiration;

                           (ii) any other duties or obligations that expressly survive the termination or expiration hereof; or

                           (iii) the term of any Site Lease entered into by the parties, which will continue in accordance with its terms and conditions (provided that any Site Lease may be terminated in accordance with its terms).

                                   ARTICLE 10

                                 MISCELLANEOUS

         SECTION 10.01. NOTICES. Whenever any notice, demand, request, advice or other communications is required or permitted to be made between the parties to this Agreement, such notice, demand or request shall be in writing and shall be sent by recognized commercial courier for next Business Day delivery to the addresses set forth below or to such other addresses as are specified by written notice given in accordance herewith. All such notices and communications shall be effective (i) when received, if mailed or delivered or telecopied (if telecopied, only when non-machine confirmation of receipt is received), or (ii) when confirmed by telex answerback; (iii) when delivered personally, return receipt requested, or (iv) by courier delivery, return receipt requested:

If to Client:              Grupo Iusacell Celular, S.A. de C.V.
                           Prol. Paseo da la Reforma 1236, 4th Floor
                           Col. Santa Fe, 05348 Mexico, D.F.

                           Attention: Vice President/Technical Operations Fax No.: (011) (525) 109-5407

With a copy to:            Grupo Iusacell Celular, S.A. de C.V.
                           Prol. Paseo da la Reforma 1236, PH
                           Col. Santa Fe, 05348 Mexico, D.F.

                           Attention: General Counsel
                           Fax No.:  (011) (525) 109-5772

If to MATC Celular:        MATC Celular, S. de R.L. de C.V.
                           Av. Paseo de la Reforma, 350
                           Col. Lomas de Chapultepec
                           Mexico City, Mexico 11000
                           Attn:  Kevin Corrigan
                           Fax:   (011) (525) 240-2026

With a copy to:            American Tower Corporation
                           116 Huntington Avenue
                           Boston, MA  02116
                           Attention:  General Counsel
                           Fax No.:     (617) 375-7575

                                    - and-

                           American Tower International
                           Galleria 75 Office Park
                           3200 Cobb Galleria Parkway, Suite 205

                           Atlanta, Georgia 30339
                           Attention:  Dan Brooks
                           Fax No.:     (770) 952-4999

         SECTION 10.02 ASSIGNMENT: BINDING EFFECT. This Agreement may not be assigned or transferred, in whole or in part, by either party without prior approval or consent of the other (such approval and consent not to be unreasonably withheld, conditioned, or delayed); provided, however, that notwithstanding anything to the contrary contained herein, MATC Celular may assign or transfer this Agreement or any Site Lease without the written approval or consent of Client to (i) any Affiliate of MATC Celular or (ii) any person or entity that directly or indirectly acquires, through merger, sale of stock, purchase or otherwise, all or substantially all of the assets of MATC Celular; provided, however, that MATC Celular may in no event assign all or any part of this Agreement to any person or company then affiliated with any of the following of Client's competitors: Telcel, Pegaso or Unefon (or any of their successors-in-interest). Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 10.03. HEADINGS. The use of headings, captions and numbers in this Agreement is solely for the convenience of identifying and indexing the various provisions in this Agreement and shall in no event be considered otherwise in construing or interpreting any provision in this Agreement.

         SECTION 10.04. CONFIDENTIALITY.

                  (a) The parties agree to hold the terms and conditions of this Agreement, as well its existence, in strict confidence, and not to make any disclosure with respect thereto, publicly or privately, other than as is jointly agreed to by the parties or as is required by applicable law (of any applicable country), including the rules and regulations of the Mexican National Banking and Securities Commission (Comision National Bancaria y de Valores), the Securities and Exchange Commission, and the stock exchange rules or regulations. If a public statement by either party is determined to be required by law or applicable stock exchange rules or regulations, the other party shall have the right to review and comment on such statement prior to its release to the extent practicable.

                  (b) The parties agree to keep in strict confidence, and shall bind its employees, affiliates, advisors, representatives and agents to keep in strict confidence, all Confidential Information of the other party or its affiliates acquired in connection with this Agreement. Without the prior written consent of the other party, no party shall at any time disclose any Confidential Information to any third party not bound by the confidential duty. The provisions contained herein shall survive termination of this Agreement and shall remain in full force and effect for a term of five (5) years after termination of this Agreement.

                  (c) The parties hereto agree and acknowledge that, notwithstanding anything to the contrary, nothing in this Section 10.04 shall be deemed to limit or restrict MATC Celular's right to market the MATC Sites to third parties following the selection of an MATC Site by Client hereunder.

         SECTION 10.05. INSURANCE.

         (a) MATC Celular's Insurance Requirements. Throughout the term of this Agreement, MATC Celular shall carry and maintain in force the following insurance: Commercial General Liability Insurance (including protective liability coverage on operations of independent contractors engaged in construction, blanket contractual liability coverage, products liability coverage, and explosion, collapse and underground hazards coverage) for the benefit of MATC Celular, against claims for personal injury, bodily injury and property damage, with a limit of not less than US$5,000,000 in the event of personal injury or bodily injury to any number of persons or of damage to property arising out of any one occurrence, and not less than US$5,000,000 in the aggregate applicable to the Services to be provided under this Agreement. Such insurance may be furnished under a primary policy or an "umbrella" policy or policies, and shall name Client as an additional insured.

         (b) Client's Insurance Requirements. Throughout the term of this Agreement, Client shall carry and maintain in force the following insurance:
Commercial General Liability Insurance (including protective liability coverage on operations of independent contractors engaged in construction, blanket contractual liability coverage, products liability coverage, and explosion, collapse and underground hazards coverage) for the benefit of Client, against claims for personal injury, bodily injury and property damage, with a limit of not less than US$5,000,000 in the event of personal injury or bodily injury to any number of persons or of damage to property arising out of any one occurrence, and not less than US$5,000,000 in the aggregate applicable to this Agreement. Such insurance may be furnished under a primary policy or an "umbrella" policy or policies, and shall name MATC Celular as an additional insured.

         (c) Evidence of Insurance. Upon request, MATC Celular and Client shall furnish each with appropriate certificates evidencing the insurance each is required to maintain under the Agreement. All certificates of insurance must contain an undertaking by the agents or brokers to notify the other party in writing not less than thirty (30) days before any material change, reduction in coverage, cancellation or termination of the insurance.

         SECTION 10.06. SEVERABILITY. If any term, covenant, condition or provision of this Agreement, or the application thereof to any person or circumstance, shall be held to be invalid or unenforceable then in each such event the remainder of this Agreement or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

         SECTION 10.07. WAIVER. Failure by either party to complain of any action, non-action or default of the other party shall not constitute a waiver of any aggrieved party's rights hereunder. Waiver by either party of any right arising from any default of the other party shall not constitute a waiver on any other right arising from a subsequent default of the same obligation or for any other default, past, present or future.

         SECTION 10.08. RIGHTS CUMULATIVE. All rights, remedies, powers and privileges conferred under this Agreement on the parties shall be cumulative of and in addition to, but not restrictive of or in lieu of, those conferred by law or equity.

         SECTION 10.09. APPLICABLE LAW. This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the United Mexican States.

         SECTION 10.10. ENTIRE AGREEMENT. This Agreement, the Original Master Lease Agreement, the Original Build-to-Suit Agreement, the Build-to-Suit Agreement and the Exhibits hereto and thereto contain the entire agreement of Client and MATC Celular with respect to the subject matter hereof, and all representations, warranties, inducements, promises or agreements, oral or otherwise, between the parties not embodied in this Agreement or the Exhibits hereto shall be of no force or effect.

         SECTION 10.11. MODIFICATIONS. This Agreement shall not be modified or amended in any respect except by a written agreement executed by both parties.

         SECTION 10.12. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

         SECTION 10.13. DISPUTE RESOLUTION. Any dispute among the parties hereto shall be resolved in accordance with the arbitration provisions of this Section.

                  (a) Any party may give the other written notice that a dispute exists (a "NOTICE OF DISPUTE"). The Notice of Dispute shall include a statement of such party's position. All documents and other information or data on which each party relies concerning the dispute shall be furnished or made available on reasonable terms to the other party.

                  (b) Either party to this Agreement may from time to time call a special meeting for the resolution of a dispute and such meeting shall be held at a mutually agreeable location within twenty (20) Business Days of a written request, which request shall specify in reasonable detail the nature of the dispute to be resolved at the meeting. The meeting shall be attended by representatives of the parties to the Agreement and such representatives shall attempt in good faith to resolve the dispute. If the dispute has not been resolved within five (5) Business Days after the special meeting has been held, a senior corporate manager of Client and MATC Celular, each with full authority to settle the dispute, shall meet and attempt in good faith to resolve the dispute within ten (10) Business Days after the initial special meeting.

                  (c) Any controversy or claim arising out of or relating to this Agreement, the breach, termination or validity thereof, or the transactions contemplated herein, if not settled by negotiation as set forth in subsection
(b) above, shall be settled by arbitration in the city of Mexico City, Mexico in accordance with the American Arbitration Association Rules for Commercial Disputes, by three arbitrators, two of which will be appointed by the parties and the third arbitrator to be appointed by the arbitrators so appointed, or if no consent is reached, by the American Arbitration Association under applicable rules. The arbitration proceedings shall be conducted in the English language in accordance with the arbitration rules of the American

Arbitration Association. The award rendered by the arbitrators shall be final and binding on the parties and may be entered in any court having jurisdiction thereof.

                  (d) It is the intent of the parties that any arbitration shall be concluded as quickly as reasonably practicable. Unless the parties otherwise agree once commenced, the hearing on the disputed matters shall be held four days a week until concluded, with each hearing date to begin at 9:00 a.m. and to conclude at 5:00 p.m. The arbitrators shall use all reasonable efforts to issue the final award or awards within a period of five (5) business days after closure of the proceedings. Failure of the arbitrators to meet the time limits of this subsection shall not be a basis for challenging the award.

                  (e) The arbitrators shall instruct the non-prevailing party(ies) to pay all costs of the proceedings, including the fees and expenses of the arbitration and the reasonable attorneys' fees and expenses of the prevailing party(ies). if the arbitrators determine that there is not a prevailing party, each party shall be instructed to bear its own costs and to pay one-half of the fees and expenses of the arbitrators.

         SECTION 10.14. DISPUTES REGARDING A DISAGREEMENT NOTICE OR PROVISIONAL ACCEPTANCE NOTICE. Any dispute between the parties in connection with a Disagreement Notice or a Provisional Acceptance Notice under Section 4.03 of this Agreement, will be resolved by an expert in telecommunications based solely on the Specifications and the actual Services performed at the corresponding Built-to-Suit Site.

         The expert shall be appointed by the parties within a term of fifteen
(15) Business Days of the date of delivery of a Disagreement Notice or Provisional Acceptance Notice (as applicable), or in the event the parties may not reach an agreement, by the American Arbitration Association, upon the request of either party, which appointment will be binding to the parties.

         The expert will examine the Build-to-Suit Site and will determine whether (i) the Services performed by MATC Celular complies with the Specifications, in which event the Completion Date shall be the date set forth in the Completion Certificate as issued by MATC Celular, or (ii) if additional Services are required to comply with the Specifications, in which event MATC Celular will perform all necessary Services for the Site to be Completed as soon as practicable and the Completion Date shall be the date in which such Services (as determined by the expert) are Completed.

         IN WITNESS WHEREOF, Client and MATC Celular have caused their respective duly authorized representatives to execute, seal and deliver this Agreement, all as of the day and year first above written.

                          GRUPO IUSACELL CELLULAR, S.A. DE C.V.

                          By: /s/ Peter H. Burrowes
                              ________________________
                              Name: Peter H. Burrowes
                              Title:  President and General Director

                          MATC CELULAR, S. DE R.L. DE C.V.

                          By: /s/ J. Michael Gearon
                              _________________________
                              Name:  J. Michael Gearon
                              Title:  Attorney-in-Fact

                                    EXHIBIT A

                                  DEFINED TERMS

         "ACQUISITION" OR "ACQUIRE" means (a) with respect to Build-to-Suit Sites, the acquisition by MATC Celular of full title to or a leasehold interest, or other acceptable use right, in MATC Celular's name, (b) with respect to MATC Existing Sites, the execution by MATC Celular of a Site Lease in accordance with the Master Lease, and (c) with respect to Third Party Existing Sites, the negotiation by MATC Celular, in Client's name, of a Third Party Lease ready for execution by Client (or one of its Affiliates) in accordance with Section 3.01(e).

         "AFFILIATES" will mean, with respect to the party, person or entity in question, any entity or person that owns or controls, is owned or controlled by or is under common control with such party, person or entity. For the purposes of this definition, control of any party, person or entity means ownership, directly or indirectly, of (a) 50% or more of the voting stock, if a corporation, and ownership of 50% or more of the equity or beneficial interest in any other party, person or entity, or (b) 45% or more of the voting stock or the equity or beneficial interest in such party, person or entity and management control of such party, person or entity. The general partner of any partnership will be deemed to control such partnership. Notwithstanding anything to the contrary contained in this Agreement, neither (i) Bell Atlantic Corporation and its Affiliates (other than Nuevo Grupo Iusacell, S.A. de C.V. and the entities included in its consolidated financial statements), nor (ii) Carlos Peralta Quintero and his corporate Affiliates (other than Neuvo Grupo Iusacell, S.A. de C.V. and the entities included in its consolidated financial statements) shall be considered Affiliates of Client.

         "AGREEMENT" means this Build to Suit Agreement together with its exhibits.

         "APPROVED SUBCONTRACTOR" has the meaning ascribed to such term in
Section 4.01(b) of this Agreement.

         "ASSUMED SITE" has the meaning ascribed to such term in Section 4.06 of this Agreement.

         "ASSUMED SITE ACCEPTANCE PERIOD" has the meaning ascribed to such term in Section 4.06 of this Agreement.

         "ASSUMED SITE RIGHT OF FIRST REFUSAL" has the meaning ascribed to such term in Section 4.06 of this Agreement

         "ASSUMED SITE RIGHT OF FIRST REFUSAL NOTICE" has the meaning ascribed to such term in Section 4.06 of this Agreement.

         "BUILD-TO-SUIT SITE" means any structure upon which antennas may be installed and its use rights which (a) is or shall be built or developed by MATC Celular at its sole cost and expense for use by Client (or one of its Affiliates) pursuant to this Agreement, (b) is or shall be under the legal control (as owner, lessor or licensee) of MATC Celular, (c) is not an MATC Existing Site, and (d) is located in the Mexico Market.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or holiday of the federal government of the United States of America or the United Mexican States.

         "CLAIM" has the meaning ascribed to such term in Section 7.03 of this Agreement.

         "CLAIM NOTICE" has the meaning ascribed to such term in Section 7.03 of this Agreement.

         "CLAIMANT" has the meaning ascribed to such term in Section 7.03 of this Agreement.

         "CLIENT" has the meaning ascribed to such term in the preamble of this Agreement.

         "CLIENT CONSTRUCTED SITE" has the meaning ascribed to such term in
Section 3.04 of this Agreement.

         "CLIENT CONSTRUCTED SITE ACCEPTANCE PERIOD" has the meaning ascribed to such term in Section 3.04 of this Agreement.

         "CLIENT CONSTRUCTED SITE RIGHT OF FIRST REFUSAL" has the meaning ascribed to such term in Section 3.04 of this Agreement.

         "CLIENT CONSTRUCTED SITE RIGHT OF FIRST REFUSAL NOTICE" has the meaning ascribed to such term in Section 3.04 of this Agreement.

         "CLIENT MINIMUM PERCENTAGE OBLIGATION" has the meaning ascribed to such term in Section 2.01(a) of this Agreement.

         "CLIENT'S IMPROVEMENTS AND EQUIPMENT" means all personal property owned (or leased or licensed from third parties) by Client and located on any Site, including, without limitation, panel antennas, associated coax cables, microwave antennas, copper or fiber E1 service cabling and equipment, one (1) generator, GPS antennas, power plant, batteries, internal grounding systems, surge suppressors, rectifiers, and, with respect only to Third Party Existing Sites, an equipment shelter and associated air conditioning system, connections for utility services, hardware constituting a tower platform to hold Client's Improvements and Equipment (including the RF antenna mounts purchased and installed by MATC Celular at each MATC Site), and a generator shelter, all to be and remain owned, installed, and maintained by Client on the applicable Site.

         "CLIENT PERMITS" means any and all certificates, licenses, permits, authorizations, consents, special use permits and other approvals issued by the applicable Governmental Authorities having jurisdiction in such matters required to be obtained, issued, granted or received for the installation and operation of the Client's Improvements and Equipment at a Site.

         "COMMENCEMENT DATE" has the meaning ascribed to it in Section 4.03(e) of this Agreement.

         "COMPLETION", "COMPLETE" OR "COMPLETED" means or refers, as applicable:
(i) with respect to all Sites that such Site is ready for the installation of Client's Improvements and

Equipment and (ii) with respect to Build-to-Suit Sites only, that the Completion Certificate has been issued.

         "COMPLETION CERTIFICATE" means the certificate of completion issued by MATC Celular with respect to construction of a structure on a Build-to-Suit Site stating that the Services are Completed.

         "COMPLETION DATE" means (i) with respect to all Third Party Sites, the date on which the Services are Completed, (ii) with respect to all MATC Existing Sites, the earlier of the commencement of installation of Client's Improvements or Equipment or the date which is sixty (60) days after the Site has been selected by Client pursuant to Section 3.01(a) herein, or (iii) with respect only to Build-to-Suit Sites, the earlier of (A) the date specified in the Completion Certificate if accepted by Client or Client issues a Provisional Acceptance Notice, or (B) the date of expiration of the Inspection Term, as specified in Section 4.03 of the Agreement.

         "CONFIDENTIAL INFORMATION" means such written, oral, graphic or electromagnetic information that is clearly identified by any of the parties as confidential, including but not limited to technical, financial and business information, reports, plans, market projections, data or any other confidential and proprietary information, together with analyses, work papers, compilations, comparisons, studies or other documents prepared by the furnishing party (or its employees or agents) which contain or reflect such information. The term "Confidential Information" shall not include information which: (a) becomes generally available to the public other than as a result of an unauthorized disclosure by a party hereto, its representatives, or its agents; (b) was made available to the receiving party on a non-confidential basis prior to its disclosure hereunder by a party or its agents, (c) is or has been independently developed or acquired by the receiving party without violation of this Agreement; (d) becomes available on a non-confidential basis from a third party source, provided that such third party source is not bound by a confidentiality agreement with the furnishing party; (e) is explicitly approved for release by written authorization to the receiving party by the party providing the Confidential Information; or (f) is required to be disclosed by either party by applicable law (of any applicable country), including the rules and regulations of the Mexican National Banking and Securities Commission (Comision National Bancas y de Valores), the Securities and Exchange Commission or any applicable stock exchange rules or regulations.

         "DEPLOYMENT MEETING" has the meaning ascribed to such term in Section
2.07 of this Agreement.

          "DISAGREEMENT NOTICE" has the meaning ascribed to such term in Section 4.03(a) of this Agreement.

         "EQUIPMENT INSTALLATION" has the meaning ascribed to such term in
Section 3.07 of this Agreement.

         "EXCLUSIVE REGIONS" has the meaning ascribed to such term in Section
2.06 of this Agreement.

          "FORCE MAJEURE" means those events constituting excuse from timely performance by MATC Celular or Client of any of their respective duties and/or obligations required under this Agreement, as described in Article 8.

         "GOVERNMENTAL AUTHORITY" means any federal, state, county or municipal governmental authority, including all executive, legislative, judicial and administrative bodies thereof.

         "GOVERNMENTAL REQUIREMENTS" means all federal, state, county or municipal laws, ordinances, and regulations and all orders and decrees of all Governmental Authorities.

         "IMPROVEMENTS" means with respect to Build-to-Suit Sites and the MATC Existing Sites, among other things, (i) an equipment pad or raised platform capable of accommodating a shelter, electrical and other utilities service and access for the placement and servicing of Client's Improvements and Equipment;
(ii) a grounding ring; (iii) fencing; (iv) signage; (v) an equipment shelter in accordance with the Specifications to house Client's Improvements and Equipment, including an associated air conditioning system and access to electrical power;
(vi) a generator shelter in accordance with the Specifications, (vi) connections for utility services to the equipment shelter; and (vii) hardware constituting a tower platform to hold Client's Improvements and Equipment, all as more particularly described in the Specifications attached as Exhibit E.

         "INDEMNIFYING PARTY" has the meaning ascribed to such term in Section
7.03 of this Agreement

         "INSPECTION TERM" has the meaning ascribed to such term in Section 4.03(a) of this Agreement.

         "LABOR OBLIGATIONS" has the meaning ascribed to such term in Section 2.04(c) of this Agreement.

         "LOSSES" has the meaning ascribed to such term in Section 7.01 of this Agreement.

         "MASTER LEASE" means the Amended and Restated Master Lease Agreement between Client and MATC Celular relating to Client's use of Build-to-Suit Sites, in the form attached as Exhibit D to this Agreement and incorporated herein by this reference, as same may be amended from time to time.

         "MATC CELULAR" has the meaning ascribed to such term in the preamble of this Agreement.

         "MATC EXISTING SITES" means any structure located in Mexico upon which antennas may be installed and its use rights then owned or operated by MATC Celular or any of its Affiliates (but not constructed or developed for Client pursuant to this or any similar Agreement), including a tower or other acceptable structure, improvements and use and access rights.

         "MATC SITES" means MATC Existing Sites and Build-to-Suit Sites.

         "MATERIAL VARIANCE" has the meaning ascribed to such term in Section
4.03 of this Agreement.

         "MEXICO MARKET" means any geographic areas located within the United Mexican States in which Client and any of its Affiliates does business during the Term of this Agreement, subject to the limitations described in Section 2.06.

         "NON-MATERIAL VARIANCE" has the meaning ascribed to such term in
Section 4.03 of this Agreement.

         "ORIGINAL BUILD-TO-SUIT AGREEMENT" has the meaning ascribed to such term in the Recitals.

         "PREMISES" shall have the meaning ascribed to such term in the Master Lease.

         "PROJECTED COMPLETION DATE" has the meaning ascribed to such term in
Section 4.04(a) of this Agreement.

         "PROVISIONAL ACCEPTANCE NOTICE" has the meaning ascribed to such term in Section 4.03 of this Agreement.

         "PUNCH LIST" has the meaning ascribed to such term in Section 4.03 of this Agreement.

         "SEARCH RING" shall have the meaning ascribed to such term in Section 3.01(a) of this Agreement.

         "SERVICES" means all services and work required to be performed or procured by MATC Celular all as more particularly described in this Agreement pursuant to the terms and conditions of this Agreement, including, without limitation: (i) provision of searching services in Search Rings designated by Client; (ii) Acquisition of the Sites; (iii) construction and installation of antenna structure and Improvements on Build-to-Suit Sites as required in the Specifications and/or (iv) construction and installation of Improvements on MATC Existing Sites as required in the Specifications. In no event shall the Services include Equipment Installation, other than the oversight thereof, as applicable.

          "SITE" means Build-to-Suit Sites, MATC Existing Sites and Third Party Existing Sites.

         "SITE LEASE" means the Site Lease between Client and MATC Celular relating to Client's use of the Premises at an MATC Site, in the form attached as an exhibit to the Master Lease.

         "SITE SCHEDULE" means a timetable prepared by MATC Celular and Client with respect to each Build-to-Suit Site which graphically describes the time periods and completion dates for each of the activities necessary to Complete such Build-to-Suit Site, in the form of and consistent with a form to be mutually agreed to by the parties within twenty (20) days following the execution of this Agreement and subsequently attached hereto as Exhibit C-2, as each such Site Schedule may be amended from time to time in accordance with Sections 2.03, 3.01(b), 3.01(c), 4.03(c), 4.06 and 8.02.

         "SPECIFICATIONS" means the technical drawings, information and standards (including, without limitation, Client's RF standards for each Site, if any) that are required to accommodate the installation and operation of Client's Improvements and Equipment and provided to MATC Celular simultaneously with the delivery of a Search Ring and consistent with the specifications set forth in Exhibit E to this Agreement and incorporated herein by reference; provided, however, that, with respect to Build-to-Suit Sites, MATC Celular may, in its sole discretion, elect to exceed such specifications and standards so long as such excess does not adversely affect Client or the operation or installation of Client's Improvements and Equipment.

         "STANDARD SITE" has the meaning ascribed to such term in Section 4.06 of this Agreement.

         "TERM" has the meaning ascribed to such term in Section 9.01 of this Agreement.

         "THIRD PARTY ACTION" has the meaning ascribed to such term in Section
7.04 of this Agreement.

         "THIRD PARTY ACTION NOTICE" has the meaning ascribed to such term in
Section 7.04 of this Agreement.

         "THIRD PARTY EXISTING SITES" means any structure located in Mexico upon which antennas may be installed and its use rights which are then owned or operated by a third party whereby available space and use is leased to Client pursuant to a use agreement, negotiated by MATC Celular, in Client's name and located in Mexico.

         "THIRD PARTY LEASE" has the meaning ascribed to such term in Section
6.01 of this Agreement.

         "TOWER" means a radio tower structure or any similar structure capable of holding Client's Improvements and Equipment.

         "TOWER SITE PERMITS" means any and all certificates, licenses, permits, authorizations, consents, special use permits, environmental studies and other analyses and approvals required or issued by the applicable Governmental Authorities having jurisdiction in such matters required to be obtained, issued, granted or received for the construction and use of the structures (other than Client's Improvements and Equipment) at a Build-to-Suit Site, including, without limitation, the tower/antenna structure and equipment shelter.

                                   EXHIBIT B-1

                    BUILD-TO-SUIT SITE RESPONSIBILITY MATRIX

The following matrix specifies the basic responsibilities of all parties to this agreement with respect to the Services to be performed on Build-to-Suit Sites. All references below to permits and associated activities relate solely to Tower Site Permits, unless otherwise expressly stated to be for Client Permits.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLIENT RESPONSIBLE
                                                                                                         FOR ALL ASSOCIATED
                                                                                 ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                   EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                           IN                LIMITATION,
                                                                                   SERVICES TO BE       EQUIPMENT, MATERIALS,
                                                                      MATC         PERFORMED BY MATC    REPORTS, STUDIES, AND
RESPONSIBILITY                                         CLIENT        CELULAR             CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------------------------------------------------------
Design, coordinate, and implement processes and           X             X                  X                     X
systems for tracking, analyzing, and approving                                   (each party to incur   (each party to incur
vendor costs.                                                                      its own expenses       its own expenses
                                                                                     exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Establish procedures for coordination between             X            X                   X                     X
Contractors supplying Site Acquisition, Planning,                                (each party to incur   (each party to incur
RF Engineering and Construction Management                                         its own expenses       its own expenses
services                                                                             exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Develop project budget and schedule                       X            X                    X                     X
                                                                                 (each party to incur   (each party to incur
                                                                                   its own expenses       its own expenses
                                                                                     exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Provide project reporting to Client schedule                            X                  X
reporting system
------------------------------------------------------------------------------------------------------------------------------
Oversee project quality control                                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Manage status meetings                                                  X                  X
------------------------------------------------------------------------------------------------------------------------------
Attend deployment meetings and report on status                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide specifications and design standards for           X             X                  X                     X
site development and construction based on RF                                      (each party to incur   (each party to incur
providing the Client's height requirement.                                         its own expenses       its own expenses
                                                                                     exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Use Client site numbering system.                                       X                  X
------------------------------------------------------------------------------------------------------------------------------

                                    B1-1

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLIENT RESPONSIBLE
                                                                                                         FOR ALL ASSOCIATED
                                                                                 ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                   EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                           IN                LIMITATION,
                                                                                   SERVICES TO BE       EQUIPMENT, MATERIALS,
                                                                      MATC         PERFORMED BY MATC    REPORTS, STUDIES, AND
RESPONSIBILITY                                         CLIENT        CELULAR             CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Services Order numbering for construction                               X                  X
services.
------------------------------------------------------------------------------------------------------------------------------
Provide hard or soft copy information / site                            X                  X
data for Client site database.
------------------------------------------------------------------------------------------------------------------------------
Input site data field information requirements            X                                                      X
for Client site database.
------------------------------------------------------------------------------------------------------------------------------
Negotiate bulk order purchase agreements with             X                                                      X
Vendors providing Antennas, Coaxial cable,
Connectors, Radio Equipment
------------------------------------------------------------------------------------------------------------------------------
Negotiate bulk order purchase agreements with                           X                  X
Vendors providing Towers.
------------------------------------------------------------------------------------------------------------------------------
Determine Milestone tracking parameters                   X                               N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------
Overnight mail services                                                 X                  X
------------------------------------------------------------------------------------------------------------------------------
Film developing, reprographics, etc.                                    X                  X
------------------------------------------------------------------------------------------------------------------------------
Per diem living expenses for travel                                     X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide database for all Site Development                               X                  X
Disciplines to Report and Access Data
------------------------------------------------------------------------------------------------------------------------------
PLANNING & PERMITS
------------------------------------------------------------------------------------------------------------------------------
Planning feasibility analysis including existing                        X                  X
structures, collocation, and publicly owned land
------------------------------------------------------------------------------------------------------------------------------
Site specific Planning analysis                                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Order Site Surveys                                                      X                  X
------------------------------------------------------------------------------------------------------------------------------
Prepare Planning applications                                           X                  X
------------------------------------------------------------------------------------------------------------------------------
Submit Planning applications                                            X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for Planning permits                                                X                  X
------------------------------------------------------------------------------------------------------------------------------
Submit for building permits                                             X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide Planning information to construction                            X                  X
management
------------------------------------------------------------------------------------------------------------------------------
Coordinate Planning approvals                                           X                  X
------------------------------------------------------------------------------------------------------------------------------
Photo simulations                                                       X                  X
------------------------------------------------------------------------------------------------------------------------------

                                    B1-2

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLIENT RESPONSIBLE
                                                                                                         FOR ALL ASSOCIATED
                                                                                 ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                   EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                           IN                LIMITATION,
                                                                                   SERVICES TO BE       EQUIPMENT, MATERIALS,
                                                                      MATC         PERFORMED BY MATC    REPORTS, STUDIES, AND
RESPONSIBILITY                                         CLIENT        CELULAR             CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Prepare materials for Public Hearings                                   X                  X
------------------------------------------------------------------------------------------------------------------------------
Conduct site surveys                                                    X                  X
------------------------------------------------------------------------------------------------------------------------------
Building permit application submittal                                   X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide Expert testimony by qualified employees           X             X                  X                     X
of Client and MATC Celular, respectively                                          (for costs incurred   (for costs incurred
                                                                                  in association with   in association with
                                                                                    its employees)         its employees)
------------------------------------------------------------------------------------------------------------------------------
Attend public hearings as required                        X             X                  X
                                                     (occasionally
                                                     upon MATC's  ,
                                                       request)
------------------------------------------------------------------------------------------------------------------------------
Provide RF Design, drive test, traffic and                X                                                     X
frequency planning and optimization.
------------------------------------------------------------------------------------------------------------------------------
Application for and Receipt of Client Permits             X                                                      X
------------------------------------------------------------------------------------------------------------------------------
SITE ACQUISITION
------------------------------------------------------------------------------------------------------------------------------
Approve candidates based on RF plan.                      X                               N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------
Coordinate and arrange for drive test & site              X             X                  X                     X
visits.                                                           (coordination  (each party to incur   each party to incur
                                                                   of tests and    its own expenses       its own expenses
                                                                   visits only)      exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Perform all site acquisition (leasing and Tower                         X                  X
Site Permits) services on Build-to-suit sites.
------------------------------------------------------------------------------------------------------------------------------
Create standard lease agreements (ground lease).                        X                  X
------------------------------------------------------------------------------------------------------------------------------
Legal review (ground lease).                                            X                  X
------------------------------------------------------------------------------------------------------------------------------
Investigate search area map for potential                               X                  X
candidates
------------------------------------------------------------------------------------------------------------------------------

                                      B1-3

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLIENT RESPONSIBLE
                                                                                                         FOR ALL ASSOCIATED
                                                                                 ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                   EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                           IN                LIMITATION,
                                                                                   SERVICES TO BE       EQUIPMENT, MATERIALS,
                                                                      MATC         PERFORMED BY MATC    REPORTS, STUDIES, AND
RESPONSIBILITY                                         CLIENT        CELULAR             CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Coordinate site candidate visits with Planning,          X              X                  X                     X
RF, interconnect and Construction                                 (coordination
                                                                   of tests and  (each party to incur  (each party to incur
                                                                  attendance at    its own expenses    its own expenses
                                                                   visits only)      exclusively)      exclusively)
------------------------------------------------------------------------------------------------------------------------------
Coordinate & pay for Environmental reports as                           X                  X
required
------------------------------------------------------------------------------------------------------------------------------
Conduct Environmental reports as required                               X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide site data information                                           X                  X
------------------------------------------------------------------------------------------------------------------------------
Negotiate Agreement with Property Owner as per                          X                  X
Client's policy
------------------------------------------------------------------------------------------------------------------------------
Coordinate Title Search                                                 X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for Title Search                                                    X                  X
------------------------------------------------------------------------------------------------------------------------------
Negotiate final lease                                                   X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide lease exhibits                                                  X                  X
------------------------------------------------------------------------------------------------------------------------------
Write initial letter to landlord with first rent                        X                  X
check
------------------------------------------------------------------------------------------------------------------------------
Rent checks (Prime Lease) (subject to Client's                          X                  X                     X
pro-rata share per MLA)                                                                                 (pro-rata share only
                                                                                                              per MLA)
------------------------------------------------------------------------------------------------------------------------------
Provide Lease Memo  & Subordination and                                 X                  X
Non-disturbance agreements (if reasonably
obtainable).
------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
Perform all construction management on                                  X                  X
Build-to-suit sites.
------------------------------------------------------------------------------------------------------------------------------
Install all Client supplied material (except                            X                                        X
final connections from telephone company & Power
box)
------------------------------------------------------------------------------------------------------------------------------
Installation of final connections from telephone                        X                  X
company & Power box
------------------------------------------------------------------------------------------------------------------------------

                                      B1-4

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLIENT RESPONSIBLE
                                                                                                         FOR ALL ASSOCIATED
                                                                                 ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                   EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                           IN                LIMITATION,
                                                                                   SERVICES TO BE       EQUIPMENT, MATERIALS,
                                                                      MATC         PERFORMED BY MATC    REPORTS, STUDIES, AND
RESPONSIBILITY                                         CLIENT        CELULAR             CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Conduct feasibility for constructability reviews                        X                  X
(Power,  Access, design engineering)
------------------------------------------------------------------------------------------------------------------------------
Conduct feasibility for constructability reviews                        X                  X
for telephone company access
------------------------------------------------------------------------------------------------------------------------------
Create or coordinate initial site designs with                          X                  X
Planning, Site Acquisition and RF Engineering
------------------------------------------------------------------------------------------------------------------------------
Coordinate the development of Planning and                              X                  X
Construction Documents / Drawings
------------------------------------------------------------------------------------------------------------------------------
Provide Drawings of Client's antennas, cables,            X                                                      X
supports, and equipment as agreed prior to design.
------------------------------------------------------------------------------------------------------------------------------
If provisional or permanent power is not provided         X                                                      X
upon completion, install and pay for a temporary
generator for use until permanent or provisional
power is available
------------------------------------------------------------------------------------------------------------------------------
Pay for Drawings (American Tower portion of cost                        X                  X
to include American Tower's foundation, tower,
compound, and access road on American Tower's
drawings) as agreed prior to design.
------------------------------------------------------------------------------------------------------------------------------
Order geotechnical reports                                              X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for geotechnical reports                                            X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordinate / order Site Surveys                                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for Surveys                                                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordinate Structural Evaluations on Towers                             X                  X
------------------------------------------------------------------------------------------------------------------------------
Pre-qualify civil and installation contractors                          X                  X
------------------------------------------------------------------------------------------------------------------------------
Determine construction NTP process (with                                X                  X
flowchart) and work order processing and payment
methods.
------------------------------------------------------------------------------------------------------------------------------
Negotiate Master Construction Agreements with Gcs                       X                  X
------------------------------------------------------------------------------------------------------------------------------

                                      B1-5

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLIENT RESPONSIBLE
                                                                                                         FOR ALL ASSOCIATED
                                                                                 ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                   EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                          IN                 LIMITATION,
                                                                                   SERVICES TO BE       EQUIPMENT, MATERIALS,
                                                                      MATC         PERFORMED BY MATC    REPORTS, STUDIES, AND
RESPONSIBILITY                                         CLIENT        CELULAR             CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Obtain construction cost quotes from civil                              X                  X
contractors
------------------------------------------------------------------------------------------------------------------------------
Coordinate contracts with civil contractors                             X                  X
------------------------------------------------------------------------------------------------------------------------------
Pick up building permits                                                X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for building permits                                                X                  X
------------------------------------------------------------------------------------------------------------------------------
Initiate "Notice to Proceed"                                            X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordination with electric utility for power                            X                  X
supply to site
------------------------------------------------------------------------------------------------------------------------------
Conduct site inspections                                                X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide punch lists and final civil site                                X                  X
acceptance
------------------------------------------------------------------------------------------------------------------------------
Coordinate Equipment Delivery and Installation                          X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordinate Equipment Vendor and Equipment                               X                  X
Installation crews
------------------------------------------------------------------------------------------------------------------------------
Provide Construction Status Reports                                     X                  X
------------------------------------------------------------------------------------------------------------------------------
Assemble close-out documentation and site files                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Review civil construction billing                                       X                  X
------------------------------------------------------------------------------------------------------------------------------
Oversee compliance with land use clearance                              X                  X
requirements
------------------------------------------------------------------------------------------------------------------------------
Prepare Tower Site Permit Exhibits                                      X                  X
------------------------------------------------------------------------------------------------------------------------------
Prepare construction drawings                                           X                  X
------------------------------------------------------------------------------------------------------------------------------
Develop tower foundation designs                                        X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for Structural Analysis and Design                                  X                  X
------------------------------------------------------------------------------------------------------------------------------
Acquire building and electrical permit approval                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide As-Built comments and redlines on                               X                  X
existing drawings
------------------------------------------------------------------------------------------------------------------------------
Civil site construction                                                 X                  X
------------------------------------------------------------------------------------------------------------------------------
Tower Foundation Installation                                           X                  X
------------------------------------------------------------------------------------------------------------------------------

                                      B1-6

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLIENT RESPONSIBLE
                                                                                                         FOR ALL ASSOCIATED
                                                                                 ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                   EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                          IN                 LIMITATION,
                                                                                   SERVICES TO BE       EQUIPMENT, MATERIALS,
                                                                      MATC         PERFORMED BY MATC    REPORTS, STUDIES, AND
RESPONSIBILITY                                         CLIENT        CELULAR             CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Equipment Pad Installation                                              X                  X
------------------------------------------------------------------------------------------------------------------------------
Access Road Clearing, Grading and Paving                                X                  X
------------------------------------------------------------------------------------------------------------------------------
Tower Erection                                                          X                  X
------------------------------------------------------------------------------------------------------------------------------
Tower Obstruction Lighting                                              X                  X
------------------------------------------------------------------------------------------------------------------------------
Install Equipment Enclosure                                             X                  X
------------------------------------------------------------------------------------------------------------------------------
AC Power and telephone service access support                           X                  X
structures
------------------------------------------------------------------------------------------------------------------------------
Provide Grounding System Design, Installation and                       X                  X
Testing
------------------------------------------------------------------------------------------------------------------------------
Provide Site Fencing                                                    X                  X
------------------------------------------------------------------------------------------------------------------------------
Landscaping                                                             X                  X
------------------------------------------------------------------------------------------------------------------------------
Up to three (3) RF Antenna Mounts - provide                             X                  X
material and install
------------------------------------------------------------------------------------------------------------------------------
RF Antenna Mounts in excess of three (3) --               X                                                      X
provide material and install
------------------------------------------------------------------------------------------------------------------------------
MW Antenna Mounts -- provide material and install         X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Equipment Delivery Off-Loading and Installation           X                                                      X
(BTS)
------------------------------------------------------------------------------------------------------------------------------
Provide site installation parameters,                                   X                  X
specifications and details
------------------------------------------------------------------------------------------------------------------------------
Antenna, coax, ice bridge, waveguide ladders and          X                                                      X
supports Installation  (except as otherwise
agreed in accordance with Section 4.04)
------------------------------------------------------------------------------------------------------------------------------
Antenna sweep testing, VSWR Reporting                     X                                                      X
------------------------------------------------------------------------------------------------------------------------------
As-Built drawing Mark-up                                                X                  X
------------------------------------------------------------------------------------------------------------------------------
Place purchase orders for Antennas, Coaxial               X                                                      X
cable, Connectors, Radio Equipment
------------------------------------------------------------------------------------------------------------------------------
Place purchase orders for towers                                        X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordinate the delivery of Towers and Shelters                          X                  X
------------------------------------------------------------------------------------------------------------------------------

                                      B1-7

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLIENT RESPONSIBLE
                                                                                                         FOR ALL ASSOCIATED
                                                                                 ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                   EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                           IN                LIMITATION,
                                                                                   SERVICES TO BE       EQUIPMENT, MATERIALS,
                                                                      MATC         PERFORMED BY MATC    REPORTS, STUDIES, AND
RESPONSIBILITY                                         CLIENT        CELULAR             CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Coordinate the delivery of Antennas, Coaxial              X                                                      X
Cable, Connectors and Radio Equipment
------------------------------------------------------------------------------------------------------------------------------
Order and manage telephone service Delivery               X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Coordinate site visits and access for telephone                         X                  X
service  delivery
------------------------------------------------------------------------------------------------------------------------------
Order and manage electric service delivery                              X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordinate site visits and access for electric                          X                  X
delivery
------------------------------------------------------------------------------------------------------------------------------
Pay for special construction of telephone service         X                                                      X
or power
------------------------------------------------------------------------------------------------------------------------------
IMPROVEMENTS
------------------------------------------------------------------------------------------------------------------------------
Shelter                                                                 X                  X
------------------------------------------------------------------------------------------------------------------------------
Generator                                                 X                                                      X
------------------------------------------------------------------------------------------------------------------------------

Any actions, materials, payments, or reports which are not specifically provided above as the responsibility of MATC shall be deemed additional expenses for which Client shall be responsible.

                                      B1-8

                                  EXHIBIT B-2

                   MATC EXISTING SITES RESPONSIBILITY MATRIX

The following matrix specifies the basic responsibilities of all parties to this agreement with respect to the Services to be performed on MATC Existing Sites. All references below to permits and associated activities relate solely to Tower Site Permits, unless otherwise expressly stated to be for Client Permits.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                         MATC        PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                            CLIENT       CELULAR            CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------------------------------------------------------
Design, coordinate, and implement processes and                         X                  X
systems for tracking, analyzing, and approving
vendor costs.
------------------------------------------------------------------------------------------------------------------------------
Establish procedures for coordination between                           X                  X
Contractors supplying Site Acquisition, Planning,
RF Engineering and Construction Management
services
------------------------------------------------------------------------------------------------------------------------------
Develop project budget and schedule                                     X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide project reporting to Client schedule                            X                  X
reporting system
------------------------------------------------------------------------------------------------------------------------------
Oversee project quality control                                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Manage status meetings                                                  X                  X
------------------------------------------------------------------------------------------------------------------------------
Attend deployment meetings and report on status                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide specifications and design standards for                         X                  X
site development and construction based on RF
providing the Client's height requirement.
------------------------------------------------------------------------------------------------------------------------------
Use Client site numbering system.
------------------------------------------------------------------------------------------------------------------------------
Services Order numbering for construction                               X                  X
services.
------------------------------------------------------------------------------------------------------------------------------
Provide hard or soft copy information / site                            X                  X
data for Client site database.
------------------------------------------------------------------------------------------------------------------------------

                                      B2-1

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Input site data field information requirements            X                                                       X
for Client site database.
------------------------------------------------------------------------------------------------------------------------------
Negotiate bulk order purchase agreements with             X                                                       X
Vendors providing Antennas, Coaxial cable,
Connectors, Radio Equipment
------------------------------------------------------------------------------------------------------------------------------
Negotiate bulk order purchase agreements with                           X                  X
Vendors providing Towers.
------------------------------------------------------------------------------------------------------------------------------
Determine Milestone tracking parameters                   X                               N/A                    N/A
------------------------------------------------------------------------------------------------------------------------------
Overnight mail services                                                 X                  X
------------------------------------------------------------------------------------------------------------------------------
Film developing, reprographics, etc.                                    X                  X
------------------------------------------------------------------------------------------------------------------------------
Per diem living expenses for travel                                     X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide database for all Site Development                               X                  X
Disciplines to Report and Access Data
------------------------------------------------------------------------------------------------------------------------------
PLANNING & PERMITS
------------------------------------------------------------------------------------------------------------------------------
Planning feasibility analysis including existing                        X                  X
structures, collocation, and publicly owned land
------------------------------------------------------------------------------------------------------------------------------
Building permit application submittal, if required                      X                  X
------------------------------------------------------------------------------------------------------------------------------
Attend public hearings as required                        X             X                  X
                                                     (occasionally
                                                     upon MATC's,
                                                       request)
------------------------------------------------------------------------------------------------------------------------------
Provide RF Design, drive test, traffic and                X                                                       X
frequency planning and optimization.
------------------------------------------------------------------------------------------------------------------------------
Application for and Receipt of Client Permits             X                                                       X
------------------------------------------------------------------------------------------------------------------------------
SITE ACQUISITION
------------------------------------------------------------------------------------------------------------------------------
Approve candidates based on RF plan.                      X                                                       X
------------------------------------------------------------------------------------------------------------------------------

                                      B2-2

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Coordinate and arrange for drive test & site                            X                  X                      X
visits.                                                   X       (coordination   (each party to incur   each party to incur
                                                                   of tests and     its own expenses      its own expenses
                                                                   visits only)       exclusively)          exclusively)
------------------------------------------------------------------------------------------------------------------------------
Investigate search area map for potential                               X                  X
candidates
------------------------------------------------------------------------------------------------------------------------------
Coordinate site candidate visits with Planning,           X             X                  X                      X
RF, interconnect and Construction                                 (coordination   (each party to incur  (each party to incur
                                                                   of tests and     its own expenses      its own expenses
                                                                  attendance at       exclusively)          exclusively)
                                                                   visits only)
------------------------------------------------------------------------------------------------------------------------------
Provide site data information                                           X                  X
------------------------------------------------------------------------------------------------------------------------------
Negotiate Agreement with Property Owner as per                          X                  X
Client's policy
------------------------------------------------------------------------------------------------------------------------------
Negotiate final lease                                                   X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide lease exhibits                                                  X                  X
------------------------------------------------------------------------------------------------------------------------------
Write initial letter to landlord with first rent                        X                  X
check
------------------------------------------------------------------------------------------------------------------------------
Rent checks (Prime Lease) (subject to Client's                          X                  X
pro-rata share per MLA)
------------------------------------------------------------------------------------------------------------------------------
Perform all FAA-like filings, as required in                            X                  X
Mexico
------------------------------------------------------------------------------------------------------------------------------
Provide Lease Memo & Subordination and                                  X                  X
Non-disturbance agreements.
------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
Perform all construction management                                     X                  X
------------------------------------------------------------------------------------------------------------------------------
Install all Client supplied material (except                            X                  X
antennas, lines & electronics final connections
from telephone company & Power box)
------------------------------------------------------------------------------------------------------------------------------

                                      B2-3

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Installation of final connections from telephone                        X                  X
company and Power Box
------------------------------------------------------------------------------------------------------------------------------
Conduct feasibility for constructability reviews                        X                  X
(Power, Access, design engineering)
------------------------------------------------------------------------------------------------------------------------------
Conduct feasibility for constructability reviews                        X                  X
for telephone access
------------------------------------------------------------------------------------------------------------------------------
Create or coordinate initial site designs with                          X                  X
Planning, Site Acquisition and RF Engineering
------------------------------------------------------------------------------------------------------------------------------
Coordinate the development of Planning and                              X                  X
Construction Documents / Drawings
------------------------------------------------------------------------------------------------------------------------------
Provide Drawings of Client's antennas, cables,            X                                                       X
supports, and equipment as agreed prior to design
------------------------------------------------------------------------------------------------------------------------------
If provisional or permanent power is not provided         X                                                       X
upon completion, install and pay for a temporary
generator for use until permanent or provisional
power is available
------------------------------------------------------------------------------------------------------------------------------
Coordinate Structural Evaluations on Towers                             X                  X
------------------------------------------------------------------------------------------------------------------------------
Pre-qualify civil and installation contractors                          X                  X
------------------------------------------------------------------------------------------------------------------------------
Determine construction NTP process (with                                X                  X
flowchart) and work order processing and payment
methods.
------------------------------------------------------------------------------------------------------------------------------
Negotiate Master Construction Agreements with Gcs                       X                  X
------------------------------------------------------------------------------------------------------------------------------
Obtain construction cost quotes from civil                              X                  X
contractors
------------------------------------------------------------------------------------------------------------------------------
Coordinate contracts with civil contractors                             X                  X
------------------------------------------------------------------------------------------------------------------------------
Pick up building permits                                                X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for building permits                                                X                  X
------------------------------------------------------------------------------------------------------------------------------
Initiate "Notice to Proceed"                                            X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordination with electric utility for power                            X                  X
supply to site
------------------------------------------------------------------------------------------------------------------------------

                                      B2-4

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Conduct site inspections                                                X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide punch lists and final civil site                                X                  X
acceptance
------------------------------------------------------------------------------------------------------------------------------
Coordinate Equipment Delivery and Installation                          X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordinate Equipment Vendor and Equipment                               X                  X
Installation crews
------------------------------------------------------------------------------------------------------------------------------
Provide Construction Status Reports                                     X                  X
------------------------------------------------------------------------------------------------------------------------------
Assemble close-out documentation and site files                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Review civil construction billing                                       X                  X
------------------------------------------------------------------------------------------------------------------------------
Oversee compliance with land use clearance                              X                  X
requirements
------------------------------------------------------------------------------------------------------------------------------
Prepare Tower Site Permit Exhibits, if required                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Prepare construction drawings, if required                              X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for Structural Analysis and Design, if                              X                  X
required
------------------------------------------------------------------------------------------------------------------------------
Acquire building and electrical permit approval,                        X                  X
if required
------------------------------------------------------------------------------------------------------------------------------
Provide As-Built comments and redlines on                               X                  X
existing drawings
------------------------------------------------------------------------------------------------------------------------------
Civil site construction                                                 X                  X
------------------------------------------------------------------------------------------------------------------------------
Equipment Pad Installation                                              X                  X
------------------------------------------------------------------------------------------------------------------------------
Install Equipment Enclosure                                             X                  X
------------------------------------------------------------------------------------------------------------------------------
AC Power and telephone service support structures                       X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide grounding system design, installation and                       X                  X
testing
------------------------------------------------------------------------------------------------------------------------------
Provide Site Fencing                                                    X                  X
------------------------------------------------------------------------------------------------------------------------------
Landscaping                                                             X                  X
------------------------------------------------------------------------------------------------------------------------------

                                      B2-5

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Up to three (3) RF Antenna Mounts - provide                             X                  X
material and install
------------------------------------------------------------------------------------------------------------------------------
RF Antenna Mounts in excess of three (3) --               X                                                       X
provide material and install
------------------------------------------------------------------------------------------------------------------------------
MW Antenna Mounts -- provide material and install         X                                                       X
------------------------------------------------------------------------------------------------------------------------------
Equipment Delivery Off-Loading and Installation           X                                                       X
(BTS)
------------------------------------------------------------------------------------------------------------------------------
Provide site installation parameters,                                   X                  X
specifications and details
------------------------------------------------------------------------------------------------------------------------------
Antenna, coax, ice bridge, waveguide ladders and          X                                                       X
supports Installation (except as otherwise
agreed in accordance with Section 4.04)
------------------------------------------------------------------------------------------------------------------------------
Antenna sweep testing, VSWR Reporting                     X                                                       X
------------------------------------------------------------------------------------------------------------------------------
Provide As-Built drawings                                               X                  X
------------------------------------------------------------------------------------------------------------------------------
Place purchase orders for Antennas, Coaxial               X                                                       X
cable, Connectors, Radio Equipment
------------------------------------------------------------------------------------------------------------------------------
Coordinate the delivery of Antennas, Coaxial              X                                                       X
Cable, Connectors and Radio Equipment
------------------------------------------------------------------------------------------------------------------------------
Order and manage telephone service Delivery (if           X                                                       X
applicable)
------------------------------------------------------------------------------------------------------------------------------
Coordinate site visits and access for telephone                         X                  X
service delivery
------------------------------------------------------------------------------------------------------------------------------
Order and manage electric service delivery                              X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordinate site visits and access for electric                          X                  X
delivery
------------------------------------------------------------------------------------------------------------------------------
Pay for special construction of telephone service         X                                                       X
or power
------------------------------------------------------------------------------------------------------------------------------
IMPROVEMENTS
------------------------------------------------------------------------------------------------------------------------------
Shelter                                                                 X                  X
------------------------------------------------------------------------------------------------------------------------------

                                      B2-6

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Generator (required Sites only) unless already            X                                                       X
available
------------------------------------------------------------------------------------------------------------------------------

Any actions, materials, payments, or reports which are not specifically provided above as the responsibility of MATC shall be deemed additional expenses for which Client shall be responsible.

                                      B2-7

                                   EXHIBIT B-3

                THIRD PARTY EXISTING SITES RESPONSIBILITY MATRIX

The following matrix specifies the basic responsibilities of all parties to this agreement with respect to the Services to be performed on Third Party Existing Sites, subject to Section 6.02. All references below to permits and associated activities relate solely to Tower Site Permits, unless otherwise expressly stated to be for Client Permits.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------------------------------------------------------
Design, coordinate, and implement processes and                         X                  X
systems for tracking, analyzing, and
approving vendor costs.
------------------------------------------------------------------------------------------------------------------------------
Establish procedures for coordination between                           X                  X
Contractors supplying Site Acquisition, Planning,
RF Engineering and Construction Management
services
------------------------------------------------------------------------------------------------------------------------------
Develop project budget and schedule                                     X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide project reporting to Client schedule                            X                  X
reporting system
------------------------------------------------------------------------------------------------------------------------------
Oversee project quality control                                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Manage status meetings                                                  X                  X
------------------------------------------------------------------------------------------------------------------------------
Attend deployment meetings and report on status                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide specifications and design standards for                         X                  X
site development and construction based on RF
providing the Client's height requirement.
------------------------------------------------------------------------------------------------------------------------------
Use Client site numbering system.                                       X                  X
------------------------------------------------------------------------------------------------------------------------------
Services Order numbering for construction                               X                  X
services.
------------------------------------------------------------------------------------------------------------------------------

                                      B3-1

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Provide hard or soft copy information / site data                       X                  X
for Client site database.
------------------------------------------------------------------------------------------------------------------------------
Input site data field information requirements            X                                                      X
for Client site database.
------------------------------------------------------------------------------------------------------------------------------
Negotiate bulk order purchase agreements with             X                                                      X
Vendors providing Antennas, Coaxial cable,
Connectors, Radio Equipment
------------------------------------------------------------------------------------------------------------------------------
Determine Milestone tracking parameters                                 X                  X
------------------------------------------------------------------------------------------------------------------------------
Overnight mail services                                                 X                  X
------------------------------------------------------------------------------------------------------------------------------
Film developing, reprographics, etc.                                    X                  X
------------------------------------------------------------------------------------------------------------------------------
Per diem living expenses for travel                                     X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide database for all Site Development                               X                  X
Disciplines to Report and Access Data
------------------------------------------------------------------------------------------------------------------------------
PLANNING & PERMITS
------------------------------------------------------------------------------------------------------------------------------
Planning feasibility analysis including existing                        X                  X
structures, collocation, and publicly owned land
------------------------------------------------------------------------------------------------------------------------------
Site specific Planning analysis                                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Order Site Surveys                                                      X                                        X
------------------------------------------------------------------------------------------------------------------------------
Prepare Planning applications                                           X                  X
------------------------------------------------------------------------------------------------------------------------------
Submit Planning applications                                            X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for Planning permits                                  X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Submit for building permits                                             X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide Planning information to construction                            X                  X
management
------------------------------------------------------------------------------------------------------------------------------
Coordinate Planning approvals                                           X                  X
------------------------------------------------------------------------------------------------------------------------------
Photo simulations                                                       X                  X
------------------------------------------------------------------------------------------------------------------------------
Prepare materials for Public Hearings                                   X                  X
------------------------------------------------------------------------------------------------------------------------------
Conduct site surveys                                                    X                                        X
------------------------------------------------------------------------------------------------------------------------------

                                      B3-2

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Coordinate Expert testimony                               X                                X
                                                                                 (coordination but no            X
                                                                                    expenses to be
                                                                                   incurred by MATC
                                                                                  Celular other than
                                                                                 provision of its own
                                                                                     employees as
                                                                                      experts, if
                                                                                      applicable)
------------------------------------------------------------------------------------------------------------------------------
Attend public hearings as required                        X             X                  X                     X
                                                                                 (each party to incur   (each party to incur
                                                                                    its own expenses       its own expenses
                                                                                     exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Provide RF Design, drive test, traffic and                X                                                      X
frequency planning and optimization.
------------------------------------------------------------------------------------------------------------------------------
Application for and Receipt of Client Permits             X                                                      X
------------------------------------------------------------------------------------------------------------------------------
SITE ACQUISITION
------------------------------------------------------------------------------------------------------------------------------
Approve candidates based on RF plan.                      X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Coordinate and arrange for drive test & site              X             X                  X                     X
visits.                                                           (coordination  (each party to incur   each party to incur
                                                                   of tests and    its own expenses       its own expenses
                                                                   visits only)      exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Create standard lease agreements                                        X                  X
------------------------------------------------------------------------------------------------------------------------------
Legal review                                                            X                  X
------------------------------------------------------------------------------------------------------------------------------
Investigate search area map for potential                               X                  X
candidates
------------------------------------------------------------------------------------------------------------------------------
Coordinate site candidate visits with Planning,           X             X                  X                     X
RF, interconnect and Construction                                 (coordination  (each party to incur   (each party to incur
                                                                   of tests and    its own expenses       its own expenses
                                                                  attendance at      exclusively)           exclusively)
                                                                   visits only)
------------------------------------------------------------------------------------------------------------------------------

                                      B3-3

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Coordinate & pay for Environmental reports as                           X                                        X
required
------------------------------------------------------------------------------------------------------------------------------
Provide site data information                                           X                  X
------------------------------------------------------------------------------------------------------------------------------
Negotiate Agreement with Property Owner as per                          X                  X
Client's policy
------------------------------------------------------------------------------------------------------------------------------
Coordinate Title Search                                                 X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for Title Search                                      X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Negotiate final lease                                                   X                  X
------------------------------------------------------------------------------------------------------------------------------
Provide lease exhibits                                                  X                                        X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Rent checks                                               X                                                      X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Provide Lease Memo & Subordination and                                  X                  X
Non-disturbance agreements.
------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
Perform all construction management, if requested                       X                                        X
by Client
------------------------------------------------------------------------------------------------------------------------------
Install all Client supplied material (except              X                                                      X
final connections from telephone service & Power
box)
------------------------------------------------------------------------------------------------------------------------------
Conduct feasibility for constructability reviews                        X                  X
(Power, Access, design engineering)
------------------------------------------------------------------------------------------------------------------------------
Create or coordinate initial site designs with                          X                  X
Planning, Site Acquisition and RF Engineering
------------------------------------------------------------------------------------------------------------------------------
Coordinate the development of Planning and                              X                  X
Construction Documents / Drawings
------------------------------------------------------------------------------------------------------------------------------
Pay for Drawings                                          X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Order geotechnical reports                                              X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for geotechnical reports                              X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Coordinate / order Site Surveys                                         X                  X
------------------------------------------------------------------------------------------------------------------------------

                                      B3-4

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Pay for Surveys                                           X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Coordinate Structural Evaluations on Towers                             X                  X
------------------------------------------------------------------------------------------------------------------------------
Pay for Structurals                                       X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Pre-qualify civil and installation contractors                          X                  X
------------------------------------------------------------------------------------------------------------------------------
Determine construction NTP process (with                                X                  X
flowchart) and work order processing and payment
methods.
------------------------------------------------------------------------------------------------------------------------------
Negotiate Master Construction Agreements with Gcs                       X                  X
------------------------------------------------------------------------------------------------------------------------------
Obtain construction cost quotes from civil                              X                  X
contractors
------------------------------------------------------------------------------------------------------------------------------
Coordinate contracts with civil contractors                             X                  X
------------------------------------------------------------------------------------------------------------------------------
Pick up building permits                                  X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Initiate "Notice to Proceed"                                            X                  X
------------------------------------------------------------------------------------------------------------------------------
Coordination with electric utility for power                            X                  X
supply to site
------------------------------------------------------------------------------------------------------------------------------
Conduct site inspections                                  X             X                  X                     X
                                                                                 (each party to incur   (each party to incur
                                                                                   its own expenses       its own expenses
                                                                                     exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Provide punch lists and final civil site                  X             X                  X                     X
acceptance                                                                       (each party to incur   (each party to incur
                                                                                   its own expenses       its own expenses
                                                                                     exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Coordinate Equipment Delivery and Installation            X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Coordinate Equipment Vendor and Equipment                               X                  X
Installation crews
------------------------------------------------------------------------------------------------------------------------------
Provide Construction Status Reports                                     X                  X
------------------------------------------------------------------------------------------------------------------------------
Assemble close-out documentation and site files                         X                  X
------------------------------------------------------------------------------------------------------------------------------
Review civil construction billing                                       X                  X
------------------------------------------------------------------------------------------------------------------------------
Prepare Tower Permit Exhibits                                           X                                        X
------------------------------------------------------------------------------------------------------------------------------

                                      B3-5

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Prepare construction drawings                                           X                                        X
------------------------------------------------------------------------------------------------------------------------------
Acquire building and electrical permit approval                         X                                        X
------------------------------------------------------------------------------------------------------------------------------
Provide As-Built comments and redlines on                 X             X                  X                     X
existing drawings                                                                 each party to incur   (each party to incur
                                                                                     its own costs         its own costs
                                                                                     exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Civil site construction (if performed by Client           X                                                      X
or a third party)
------------------------------------------------------------------------------------------------------------------------------
Civil Site construction (if performed by MATC                           X                                        X
Celular by contract with Client pursuant to
Section 4.04)
------------------------------------------------------------------------------------------------------------------------------
Equipment Pad Installation                                              X                                        X
------------------------------------------------------------------------------------------------------------------------------
Install Equipment Enclosure                                             X                                        X
------------------------------------------------------------------------------------------------------------------------------
Provide Grounding System Design, Installation and                       X                                        X
Testing
------------------------------------------------------------------------------------------------------------------------------
Antenna Support Structures - provide material             X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Equipment Delivery Off-Loading and Installation           X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Provide site installation parameters,                                   X                                        X
specifications and details
------------------------------------------------------------------------------------------------------------------------------
Antenna, coax, ice bridge, waveguide ladders and          X                                                      X
supports Installation (except as otherwise
agreed in accordance with Section 4.04)
------------------------------------------------------------------------------------------------------------------------------
Antenna sweep testing, VSWR Reporting                     X                                                      X
------------------------------------------------------------------------------------------------------------------------------
As-Built drawing Mark-up                                  X             X                  X                     X
                                                                                  each party to incur   each party to incur
                                                                                     its own costs         its own costs
                                                                                     exclusively)           exclusively)
------------------------------------------------------------------------------------------------------------------------------
Place purchase orders for Antennas, Coaxial               X                                                      X
Cable, Connectors, Radio Equipment
------------------------------------------------------------------------------------------------------------------------------
Coordinate the delivery of Shelters                                     X                                        X
------------------------------------------------------------------------------------------------------------------------------

                                      B3-6

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLIENT RESPONSIBLE
                                                                                                           FOR ALL ASSOCIATED
                                                                                   ASSOCIATED COSTS AND    COSTS AND EXPENSES
                                                                                     EXPENSES INCLUDED    (INCLUDING, WITHOUT
                                                                                            IN                LIMITATION,
                                                                                      SERVICES TO BE     EQUIPMENT, MATERIALS,
                                                                       MATC          PERFORMED BY MATC   REPORTS, STUDIES, AND
RESPONSIBILITY                                          CLIENT       CELULAR              CELULAR                FEES)
------------------------------------------------------------------------------------------------------------------------------
Coordinate the delivery of Antennas, Coaxial              X                                                      X
Cable, Connectors and Radio Equipment
------------------------------------------------------------------------------------------------------------------------------
Order and manage telephone service delivery               X             X                                        X
                                                                     (if MATC
                                                                     installs
                                                                     Client's
                                                                   Improvements
                                                                  and equipment)
------------------------------------------------------------------------------------------------------------------------------
Coordinate site visits and access for telephone                         X                  X
service delivery
------------------------------------------------------------------------------------------------------------------------------
Order and manage electric service delivery                X                                                      X
------------------------------------------------------------------------------------------------------------------------------
Coordinate site visits and access for electric                          X                  X
delivery
------------------------------------------------------------------------------------------------------------------------------
Pay for special construction of telephone service         X                                                      X
or power
------------------------------------------------------------------------------------------------------------------------------

Any actions, materials, payments, or reports which are not specifically provided above as the responsibility of MATC shall be deemed additional expenses for which Client shall be responsible.

                                      B3-7

                                   EXHIBIT C-1

                   AVERAGE CYCLE TIMES FOR BUILD-TO-SUIT SITES

FOLLOWING IS A LIST OF MAXIMUM AVERAGE CYCLE TIMES THAT WILL BE ACHIEVED BY MATC CELULAR (AND CLIENT AS INDICATED) FOR ALL ASSIGNED BUILD-TO-SUIT SITES:

See attached.

                                   EXHIBIT C-2
                              FORM OF SITE SCHEDULE

Each Site Schedule shall be in the same format as Exhibit C-1 and shall include the following information:

-        Delivery Search Ring

-        Identification & Submission 3 Candidates

-        One site selected

-        Build to Suit Site

-        Third Party Site

-        MATC Site

-        Site Lease Execution with signing

-        Site Acceptance

                                    EXHIBIT D

                                  MASTER LEASE

See attached.

                                    EXHIBIT E

                       SPECIFICATION SUMMARY FOR IUSACELL

1.       WITH RESPECT TO BUILD-TO-SUIT SITES ONLY:

         - TOWER STRUCTURE -- A multi-tenant tower or antenna structure and foundation capable of accommodating Client's Improvements and Equipment. MATC Celular shall retain the right, in its sole discretion, to construct such towers as monopole, guyed or self support towers.

         - SITE COMPOUND -- MATC Celular will provide a compound which will have fencing and, if applicable, 5 to 8 cm of gravel on the access road, around the base of the tower, and around the shelter and generator base.

         - FENCING -- MATC Celular will provide a mesh wire fencing around the site (consisting of the tower & shelter), which will be six
              (6) feet tall and include 3 lines of barb wire and one line of spiral barb wire at the top. The fence will include a twelve (12) foot swing fate with a combination lock for access. ATC will provide an alternative type of fencing if required by permitting due to location of the site. MATC Celular shall secure the nicho with three lines of barb wire and a line of spiral barb wire at the top.

         - EQUIPMENT SHELTER -- MATC Celular will provide one (1), 3.45m x 7m concrete or prefabricated shelter for electronics and, in the sites selected by Client, one (1) 3.15m x 4.15m concrete or prefabricated shelter to house Client's generator, and corresponding shelter pad.

         - AIR CONDITIONING -- MATC Celular will provide two (2), 3.0 ton air conditioning units for Iusacell for the equipment shelter.

         - GROUNDING -- MATC Celular will provide exterior grounding and registros consisting of two (2) copper rods and two (2) chemical rods, and a #2 solid tinned or stranded ground wire for grounding, the combination of which has 3ohms or less resistance. All connections must be exothermic.

         - RF ANTENNA MOUNTS -- MATC Celular will provide up to a maximum of three (3) RF antenna mounts.

2.       WITH RESPECT TO MATC EXISTING SITES ONLY:

         - TOWER STRUCTURE -- A tower or antenna structure and foundation capable of accommodating Client's Improvements and Equipment.

         - SITE COMPOUND -- A compound with fencing and an access road around the base of the tower and around the area in which Client's equipment shelter is located.

         - FENCING - MATC Celular will provide a mesh wire fencing around the site (consisting of the tower & shelter), which will be six
              (6) feet tall and include 3 lines of barb wire and one line of spiral barb wire at the top. The fence will include a twelve (12) foot swing fate with a combination lock for access. ATC will provide an alternative type of fencing if required by permitting due to location of the site. MATC Celular shall secure the nicho with three lines of barb wire and a line of spiral barb wire at the top.

         - EQUIPMENT SHELTER - MATC Celular will provide one (1), 3.45m x 7m concrete or prefabricated shelter for electronics and, in the sites selected by Client, one (1) 3.15m x 4.15m concrete or prefabricated shelter to house Client's generator, and corresponding shelter pad. MATC Celular will provide connection and conduit to nicho from the shelter, shelter interior lighting, interior grounding halo and up to 42 position three (3) phase breaker panel.

         - AIR CONDITIONING - MATC Celular will provide two (2), 3.0 ton air conditioning units for Iusacell for the equipment shelter.

         - GROUNDING - MATC Celular will provide exterior grounding and registros consisting of two (2) copper rods and two (2) chemical rods, and a #2 solid tinned or stranded ground wire for grounding, the combination of which has 3ohms or less resistance. All connections must be exothermic.

         - RF ANTENNA MOUNTS - MATC Celular will provide up to a maximum of three (3) RF antenna mounts.

3.       WITH RESPECT TO THIRD PARTY EXISTING SITES ONLY:

         - TOWER STRUCTURE - A tower or antenna structure and foundation capable of accommodating Client's Improvements and Equipment.

         - SITE COMPOUND - A compound with fencing and an access road around the base of the tower and around the area in which Client's equipment shelter is located.

         - EQUIPMENT SHELTER - Adequate space for the installation by Client of (a) a 3.45m x 7m concrete or prefabricated equipment shelter,
              (b) a 3.15m x 4.15m concrete or prefabricated generator shelter, if required, (c) air conditioning system, and (d) grounding system.

         - GROUNDING - A tower structure with at least one (1) ground rod at each leg of the tower, a master buss bar connection, and a #2 solid tinned or stranded grounding connection, the combination of which shall have 3 ohms or less resistance. All connections must be exothermic.

                                    EXHIBIT F

                                    PAYMENTS

1. THIRD PARTY EXISTING SITES. Client shall pay MATC Celular in accordance with the following milestones for all Third Party Existing
         Sites:

                  i. "Site Selection Milestone" means completing the identification of a Third Party Existing Site in accordance with Section 3.01 and Article 6 of the Agreement by the submission of candidate sheets.

                  ii. "Site Acquisition Milestone" means completing the Acquisition of a Third Party Existing Site in accordance with Section 3.01 and Article 6 of the Agreement.

                  iii. "Site-Permitting Milestone" means the submission of a Permitting application for a Site selected by Client for a Third Party Existing Site, if applicable.

                  iv. "Site Construction Milestone" means the installation of Client's Improvements and Equipment (to be overseen by MATC Celular only, not installed) in accordance with Section 3.01 and Article 6.

         Subject to Paragraph 3 of this Exhibit F, upon completion of the milestone services described above, MATC Celular shall be paid at the milestone rates set forth herein as follows:

                  Milestone Services                          Milestone Rate
                  ------------------                          --------------

                  Site Selection                              US$ 3,000.00
                  Site Acquisition                            US$ 4,333.00
                  Site Permitting                             US$ 6,566.00
                  Site Construction                           US$ 7,334.00

2. CLIENT CONSTRUCTED SITES. Client shall pay MATC Celular in accordance with the following milestones for all Client Constructed Sites:

                  i. "Site Selection Milestone" means completing the identification of a Client Constructed Site in accordance with Sections 3.01 and 3.04 of the Agreement by the submission of candidate sheets.

                  ii. "Site Acquisition Milestone" means completing the Acquisition of a Client Constructed Site in accordance with Section 3.01 of the Agreement.

                  iii. "Site-Permitting Milestone" means the submission of a Permitting application for a Site selected by Client for a Client Constructed Site, if applicable.

                                       -1

                  iv. "Site Construction Milestone" means the completion of construction of the antenna structure (if applicable) for a Client Constructed Site in accordance with
                           Section 3.04.

         Upon completion of the milestone services described above, MATC Celular shall be paid at the milestone rates set forth herein as follows:

                  Milestone Services                          Milestone Rate
                  ------------------                          --------------

                  Site Selection                              US$ 3,000.00
                  Site Acquisition                            US$ 4,333.00
                  Site Permitting                             US$ 6,566.00
                  Site Construction                           US$ 7,334.00

3. The expenses associated with the Services provided for a Third Party Existing Site and a Client Constructed Site that are included in the milestone rates set forth above in Paragraphs 1 and 2 of this Exhibit F (unless and to the extent specifically excluded in Exhibit B-3) are:

                           (1)      all travel and living;

                           (2)      GIS mapping;

                           (3) field expenses for maps, deeds and film development;

                           (4) cellular phones/pagers and cellular/paging service (provided that Client shall reimburse MATC Celular for up to four phones for Project or Construction Managers in accordance with Section 2.05(b));

                           (5)      vehicles;

                           (6) office equipment, including computers and copiers (unless MATC Celular is utilizing Client offices);

                           (7)      office rent (unless MATC Celular is
                                    utilizing Client offices);

                           (8) office supplies (unless MATC Celular is utilizing Client offices); and

                           (9) overnight mail and telephone service (unless MATC Celular is utilizing Client offices).

                  Use by MATC Celular of office space located at Client offices shall be at no cost to MATC Celular but shall only be provided upon the mutual agreement of both MATC Celular and Client in the event that they determine such arrangement to be mutually beneficial.

         The following expenses shall be considered expenses payable by Client and are in addition to the Milestone Rates set forth above in Paragraphs 1 and 2 of this Exhibit F and shall only be provided at the request of Client:

                           (1)      Architectural and electrical drawings;

                           (2)      Azimuth verification surveys;

                           (3)      Building inspection fees;

                           (4)      Cable sweeps and other technical tests;

                           (5) Purchase price for real estate acquisition and easement rights;

                           (6) All municipal filings, permit and inspection fees;

                           (7)      Delivery costs for all materials;

                           (8)      Engineering services;

                           (9)      Floodway investigation;

                           (10)     Independent inspection agencies;

                           (11) Legal support and expert witness fees for Permit hearings;

                           (12) Option fees for leases, lease options, purchase agreements and purchase agreement options;

                           (13) Environmental Studies including soil compaction, engineering and other inspections of the property required or reasonably deemed necessary to provide a thorough due diligence review of the project;

                           (14)     Photo simulation;

                           (15)     Site survey;

                           (16)     Soils tests and reports, including
                                    geotechnical testing;

                           (17) Structure loading study and analysis for towers, rooftops, water tanks, billboards and signs, and other similar facilities;

                           (18)     Appraisals, title reports and title
                                    insurance premiums; and

                           (19)     Tower/foundation design information.

         INVOICES

         MATC Celular will submit invoices on the first of each month for milestone Services completed during the prior month. Such invoices must be on the format provided to Client by MATC Celular. Accompanying the written invoice shall be an electronic invoice on templates provided to the Client by MATC Celular, structured to facilitate electronic interface to MATC Celular's financial accounting systems.

         Client may submit invoices upon reaching the following:

         - Site Selection Milestone. Upon Submission of candidate sheets. If no candidate is found to be acceptable, then MATC Celular will supply additional candidates at no additional charge until one is found (unless none exist which meet the Specifications) or RF redesigns the search area.

         - Site Acquisition Milestone. Upon submission of lease on primary candidate.

         - Site Permitting Milestone. Upon submission of permitting application.

         - Site Construction Milestone. Upon the earlier of receipt of building permit or Completion of an antenna structure (if applicable).

         Client will make payments for all amounts due hereunder within 30 days of receipt of invoice less any payments in dispute which will be payable within 30 days of resolution of such dispute. MATC Celular shall be entitled to assess a 2% per month late fee on all outstanding invoices properly issued, aged over 45 days and not in dispute.

4.       BUILD-TO-SUIT SITES AND MATC EXISTING SITES

         For all Build-to-Suit Sites and MATC Existing Sites under this Agreement, MATC Celular shall receive from Client rental payments in accordance with the Master Lease.

5.       INSTALLATION SERVICES

         In the event that the parties mutually agree that MATC Cellular shall perform additional services with respect to the installation of Client's Improvements and Equipment at any Site, payment for such installation services shall be agreed upon by the parties hereto in accordance with Section 4.04.

6.       ADDITIONAL SERVICES.

         Upon Client's and MATC Celular's mutual agreement on a site-by-site basis and at Client's sole expense in accordance with fees and costs to be mutually agreed to by the parties in writing (which shall be, at a minimum, MATC Celular's out of pocket costs plus twenty percent (20%)), MATC Celular may perform, or coordinate with third parties to perform, any other reports, studies, activities or service not expressly provided for in this Agreement.

7. TIME AND MATERIALS. The following time and material rates will apply to any additional or changed work under the Agreement:

                  Job Description                          Hourly Rate

                  *Project Manager                         US$80/hour
                  Site Acquisition Manager                 US$65/hour
                  Construction/Development Manager         US$50/hour
                  In-house Attorney                        US$90/hour
                  *Paralegal                               US$30/hour
                  Permitting Manager                       US$50/hour
                  Permitting Assistant                     US$35/hour
                  Project Tracking                         US$21/hour
                  Administrative Assistant                 US$18/hour
                  Site Acquisition Specialist              US$50/hour

                                    EXHIBIT G

                                 Form of Joinder

                              JOINDER TO AGREEMENT

         This Joinder to that certain Amended and Restated Build-to-Suit and Site Development Agreement dated May 16, 2002 by and between GRUPO IUSACELL CELULAR, S.A. DE C.V., for and on behalf of itself and its Affiliates, and MATC CELULAR, S. DE R.L. DE C.V. ("Agreement") is executed by the undersigned in accordance with the provisions of Section 2.01(c) of the Agreement. The undersigned hereby joins in the execution and delivery of the Agreement, makes the representations set forth in the Agreement, and agrees that the undersigned shall be deemed to be a Client for all purposes under the Agreement. The undersigned agrees to be bound by all terms, covenants and conditions contained in the Agreement, as a Client as defined therein, as if the undersigned were an original party to the Agreement.

Date:

                                        ___________________________________
                                        By:
                                        Name:
                                        Title:

AGREED TO AND ACKNOWLEDGED BY:          AGREED TO AND ACKNOWLEDGED BY:

GRUPO IUSACELL CELLUAR, S.A. DE C.V.    MATC CELULAR, S. DE R.L. DE C.V.

_________________________________       __________________________________
By:                                     By:
Name:                                   Name:
Title:                                  Title:

                                    EXHIBIT H

                          LIST OF APPROVED CONTRACTORS

================================================================================

                                    EXHIBIT I

                                   PUNCH LIST

                                       -1